ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


             $ 983,466,908 (APPROXIMATE COLLATERAL BALANCE)         MAY 6, 1999
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C2

APPROXIMATE SECURITIES STRUCTURE:

                                           EXPECTED
                  APPROXIMATE   EXPECTED   WEIGHTED
        EXPECTED  FACE/NOTIONAL CREDITT    AVERAGE    EXPECTED
CLASS   RATING      AMOUNT      SUPPORT     LIFE      PAYMENT
 (A)    (TBD)       (MM)       (% OF UPB) (YEARS)(B)  WINDOW
---------------------------------------------------------------

PUBLICLY OFFERED CLASSES
 X      AAA          $983.5      N/A         TBD        TBD
                        (c)
 A1     AAA             TBD      TBD         TBD        TBD
 A2     AAA             TBD      TBD         TBD        TBD
 B      AA              TBD      TBD         TBD        TBD
 C      A               TBD      TBD         TBD        TBD
 D      A-              TBD      TBD         TBD        TBD
 E      BBB             TBD      TBD         TBD        TBD
 F      BBB-            TBD      TBD         TBD        TBD
PRIVATELY OFFERED CLASSES (D)
---------------------------------------------------------------
 G        -               -        -           -         -
 H        -               -        -           -         -
 J        -               -        -           -         -
 K        -               -        -           -         -
 L        -               -        -           -         -
   TOTAL SECURITIES:   $983.5
---------------------------------------------------------------

(a) Classes ___ are expected to have a fixed pass-through rate. Classes ___ are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate. Classes ___ are expected to have a pass-through rate equal to the weighted average Net Mortgage Pass-Through Rate.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Notional amount on interest only class.
(d)  Not offered hereby.


KEY FEATURES:

Lead Manager:               Donaldson, Lufkin & Jenrette
                            Securities Corporation
Co-Managers:                Deutsche Bank Securities
                            Goldman, Sachs & Co.
Mortgage Loan Seller:       GMAC Commercial Mortgage Corporation
Master Servicer:            GMAC Commercial Mortgage Corporation
Special Servicer:           GMAC Commercial Mortgage Corporation
Trustee:                    LaSalle National Bank N.A.
Launch:                     Mid May
Pricing:                    Late May
Closing:                    Early June
Cut-Off Date:               June 1and 10, 1999
Distribution Date:          15th of each month, or following
                            business day (commencing July 1999)
Payment Delay:              14 days
ERISA Eligible:             Classes A1, A2, and X are expected to be
                            ERISA eligible subject to certain conditions for
                            eligibility.
SMMEA Eligible:             Classes A1, A2, X and B are expected to be
                            SMMEA securities upon issuance.
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution    TBD
Date:
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes except
                            Class X: $25,000 & $1
                            Class X: $1,000,000 Notional Amount
                            & $1
Delivery:                   DTC

COLLATERAL FACTS:

Initial Pool Balance:                                $983,466,908
Number of Mortgage Loans:                                     122
Number of Mortgaged Properties:                               163
Average Cut-Off Date Balance:                          $8,061,204
Weighted Average Current Mortgage Rate:                    7.407%
Weighted Average U/W DSCR(b):                               1.40x
Weighted Average Cut-Off Date LTV Ratio(b):                68.31%
Weighted  Average   Remaining  Term  to  Maturity
(months):                                                   136.4
Weighted  Average  Remaining   Amortization  Term
(months):                                                   332.6
Weighted Average Seasoning (months):                          3.0
CTL Loans as a % of Total                                    14.0%
Balloon Loans as % of Total (a):                             95.0%
Single  Largest  Loan or  Related  Loans  as % of
Total:                                                      10.97%
Five  Largest  Loans  or  Related  Loans  as % of
Total:                                                      37.66%
Ten Largest Loans or Related Loans as % of Total:           50.90%

 .99*
(a) Includes 4 ARD loans totaling $148.8 mm and 15.14% of the pool cut-off date balance.
(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.


TEN LARGEST LOANS OR RELATED LOANS

LOAN                    BALANCE   % BY UPB     LTV      DSCR      PROPERTY TYPE
-------------------------------------------------------------------------------------------
PREIT Portfolio (a)  $108,000,000   10.97%    67.45%    1.57x      Multifamily
Queens Center Retail  100,000,000   10.17     62.50     1.61       Retail
Ingram Micro           72,880,000    7.39     98.30     1.00       Office - CTL
Headquarters (b)
The Palmer Center      54,000,000    5.47     74.47     1.24       Office
The Squaw Peak         36,000,000    3.66     66.06     1.20       Office
Loan(c)
Red Rose Commons       28,320,000    2.88     80.00     1.24       Retail
University of Nevada   27,000,000    2.73     89.52     1.15       Other - CTL
Property
Holiday Inn Mart       26,500,000    2.69     47.41     2.06       Full Plaza Service Hotel
Fairfield Towers       25,258,000    2.56     74.48     1.23       Multifamily
729 Seventh Avenue     23,500,000    2.38     61.66     1.24       Office
                     ------------   -----
     TOTAL           $501,458,000   50.90%
-------------------------------------------------------------------------------------------

(a) 8 loans with affiliated borrowers make up this group of loans. Not cross-collateralized.
(b) 2 loans with affiliated borrowers make up this group of loans on 3 properties. Not cross-collateralized.
(c)  1 loan on 3 properties.

SELECTED LOAN DATA:
                                      CUT-OFF DATE BALANCE
                  NUMBER OF  ------------------------------------
 GEOGRAPHIC       MORTGAGED                            WTD. AVG
 DISTRIBUTION     PROPERTIES   (MM)    % BY UPB        DSCR(A)
-----------------------------------------------------------------
 New York             18      $206.4      21.0%         1.45x
 California           26       194.9      19.8          1.33
 Pennsylvania         30        72.3       7.3          1.40
 Florida               9        70.6       7.2          1.53
 Colorado              2        56.2       5.7          1.25
 Other (b)            78       383.1      39.0          1.39
                     ---      ------     -----          ----
 TOTAL/WTD. AVG.     163      $983.5     100.0%         1.40X
-----------------------------------------------------------------


 PROPERTY TYPE
-----------------------------------------------------------------
 Office               23      $271.8      27.6%         1.27x
 Retail               37       269.9      27.5          1.43
 Multifamily          75       261.7      26.6          1.40
 Other                 5        67.4       6.9          1.41
 Hospitality           5        57.4       5.8          1.76
 Industrial           13        44.3       4.5          1.28
 Mixed Use             3         9.2       0.9          1.29
 Self Storage          2         1.8       0.2          1.31
                     ---      ------     -----          ----
 TOTAL/WTD. AVG.     163      $983.5     100.0%         1.40x
-----------------------------------------------------------------

 PREPAYMENT
 RESTRICTIONS
-----------------------------------------------------------------
 Lockout/Defeasance    122   $983.5      100%           1.40x
                       ---   ------      ----           -----
 TOTAL/WTD. AVG.       122   $983.5      100%           1.40X
-----------------------------------------------------------------

(a)  Weighted Average DSCR excludes CTL loans.
(b)  Includes 23 states.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

[ ]   For purposes of calculating principal distributions of the Certificates:


      -- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K, L certificates.


[ ] Realized losses will be allocated to the principal balance of Class L, K, J, H, G, F, E, D, C, B until reduced to zero and then to the class A1 and A2 pro rata.


[ ] Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.


[ ] Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class.


[ ]   All classes will pay interest on a 30/360 basis.


[ ] The Master Servicer will cover net prepayment interest shortfalls, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all Certificates.


[ ] Interest shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates with the Class X considered most senior.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                      PERCENTAGE OF                               WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE       AVERAGE      WEIGHTED     AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE    CUT-OFF      CUT-OFF DATE     AVERAGE     MORTGAGE     MATURITY    DATE LTV
 BALANCES                     LOANS        BALANCE     DATE BALANCE     BALANCE        DSCR         RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
   $638,827 -    999,999        2       $  1,607,214       0.16%       $  803,607       1.26x        8.247%       117.0       61.78%
  1,000,000 -  1,999,999       20         31,990,825       3.25         1,599,541       1.33         7.799        124.9       68.19
  2,000,000 -  2,999,999       19         48,256,765       4.91         2,539,830       1.34         7.757        142.5       71.47
  3,000,000 -  3,999,999       19         66,858,065       6.80         3,518,846       1.37         7.709        135.8       69.43
  4,000,000 -  4,999,999       14         62,650,771       6.37         4,475,055       1.28         7.699        128.6       71.15
  5,000,000 -  5,999,999       10         56,329,155       5.73         5,632,916       1.37         7.616        117.2       70.57
  6,000,000 -  6,999,999        2         13,627,015       1.39         6,813,507       1.45         7.944        118.0       70.67
  7,000,000 -  7,999,999        8         59,159,649       6.02         7,394,956       1.36         7.552        124.5       71.95
  8,000,000 -  8,999,999        3         26,389,395       2.68         8,796,465       1.33         7.288        125.1       73.87
  9,000,000 -  9,999,999        1          9,132,449       0.93         9,132,449       1.28         7.250        235.0       68.67
 10,000,000 - 13,999,999        7         84,320,280       8.57        12,045,754       1.44         7.212        144.0       71.05
 14,000,000 - 16,999,999        2         32,073,693       3.26        16,036,846       1.53         7.365        119.0       59.21
 17,000,000 - 19,999,999        3         55,835,359       5.68        18,611,786       1.41         7.820        168.8       73.74
 20,000,000 - 24,999,999        4         87,914,138       8.94        21,978,535       1.34         7.257        135.7       59.11
 25,000,000 - 29,999,999        4        106,829,924      10.86        26,707,481       1.52         7.570        148.4       67.46
 30,000,000 - 39,999,999        1         36,000,000       3.66        36,000,000       1.20         7.800        114.0       66.06
 40,000,000 - 59,999,999        2        104,492,212      10.62        52,246,106       1.24         7.103        152.9       74.47
 60,000,000 - Over              1        100,000,000      10.17       100,000,000       1.61         6.560        117.0       62.50
                                -        -----------      -----       -----------       ----         -----        -----       -----
TOTAL/WTD. AVG.               122       $983,466,908     100.00%     $  8,061,204       1.40X        7.407%       136.4       68.31%
                              ===       ============     =======     ============       =====        ======       =====       ======

-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                            AVERAGE       WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED    REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE     TERM TO       CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
STATE                 PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR         RATE       (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
New York                  18     $206,414,083         20.99%      $11,467,449          1.45x       7.078%      120.3         64.38%
California                26      194,922,148         19.82         7,497,006          1.33        7.519       151.6         67.62
Pennsylvania              30       72,269,982          7.35         2,408,999          1.40        7.361       118.0         75.90
Florida                    9       70,566,782          7.18         7,840,754          1.53        6.943       126.3         62.09
Colorado                   2       56,167,758          5.71        28,083,879          1.25        7.048       115.2         74.59
Illinois                   2       46,132,141          4.69        23,066,071          2.08        8.224       180.9         47.36
Texas                     15       44,804,427          4.56         2,986,962          1.35        7.884       123.1         68.85
Arizona                    3       41,590,286          4.23        13,863,429          1.23        7.641       114.5         67.06
Nevada                     2       28,497,783          2.90        14,248,891          1.40        7.368       230.0         59.70
Virginia                   4       26,507,797          2.70         6,626,949          1.34        7.581       199.2         74.86
New Jersey                 8       26,032,047          2.65         3,254,006          1.30        7.684       142.8         72.54
Maryland                   3       24,419,023          2.48         8,139,674          1.43        6.934       118.3         73.16
Ohio                       2       17,936,784          1.82         8,968,392          1.58        6.773       119.0         72.93
Connecticut                6       17,443,028          1.77         2,907,171          1.24        7.580       116.0         76.99
Michigan                   5       16,040,567          1.63         3,208,113          1.28        7.802       128.1         73.75
Massachusetts              6       15,996,634          1.63         2,666,106          1.31        8.248       169.5         63.96
Georgia                    5       15,878,461          1.61         3,175,692          1.29        7.593       131.4         77.24
Missouri                   4       14,266,460          1.45         3,566,615          1.29        7.576       119.0         74.95
North Carolina             3       11,816,419          1.20         3,938,806          1.46        8.067       117.8         69.07
Alaska                     1        7,488,235          0.76         7,488,235          1.27        7.920       179.0         71.32
New Hampshire              1        5,589,454          0.57         5,589,454          1.26        7.880       117.0         73.55
Louisiana                  2        4,793,411          0.49         2,396,706          1.25        8.063       125.8         73.99
Kentucky                   1        4,562,409          0.46         4,562,409          1.20        6.800       116.0         79.35
Iowa                       1        4,112,079          0.42         4,112,079          1.23        7.790       117.0         79.54
Rhode Island               1        3,897,657          0.40         3,897,657          1.47        7.560       119.0         69.98
Minnesota                  1        2,128,514          0.22         2,128,514          1.22        7.610       118.0         70.95
Indiana                    1        1,998,830          0.20         1,998,830          1.26        7.660       119.0         68.93
South Dakota               1        1,193,708          0.12         1,193,708          1.32        7.000       116.0         68.21
                           -        ---------          ----         ---------          ----        -----       -----         -----
TOTAL/WTD. AVG.          163     $983,466,908        100.00%       $6,033,539          1.40X       7.407%      136.4         68.31%
                         ===     ============        =======       ==========          =====       ======      =====         ======
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

CA   19.82%         IL   4.69%          NH    0.57%
AK    0.76%         IN   0.20%          MA    1.63%
NV    2.90%         MI   1.63%          RI    0.40%
AZ    4.23%         OH   1.82%          CT    1.77%
CO    5.71%         KY   0.46%          NJ    2.65%
SD    0.12%         GA   1.61%          MD    2.48%
TX    4.56%         FL   7.18%
MN    0.22%         PA   7.35%
IA    0.42%         VA   2.70%
MO    1.45%         NC   1.20%
LA    0.49%         NY  20.99%


[GRAPHIC OMITTED]

Texas          4.56%
Other (a)     29.70%
New York      20.99%
California    19.82%
Pennsylvania   7.35%
Florida        7.18%
Colorado       5.71%
Illinois       4.69%


(a) Includes 21 states.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Industrial       4.50%
Office          27.63%
Retail          27.45%
Self Storage     0.19%
Multifamily     26.61%
Other            6.85%
Mixed Use        0.93%
Hospitality      5.84%



                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF                   OF AGGREGATE                     WEIGHTED      AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED    CUT-OFF DATE   CUT-OFF DATE  AVERAGE CUT-OFF     AVERAGE     MORTGAGE      MATURITY     DATE LTV
    PROPERTY TYPE     PROPERTIES     BALANCE         BALANCE      DATE BALANCE       DSCR         RATE         (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Office                    23      $271,764,046         27.63%    $11,815,828           1.27x       7.425%       138.9         67.88
Retail                    37       269,942,796         27.45       7,295,751           1.43        7.226        121.9         68.66
Multifamily               75       261,659,573         26.61       3,488,794           1.40        7.230        120.5         72.59
Other                      5        67,369,256          6.85      13,473,851           1.41        7.971        239.8         57.12
Hospitality                5        57,432,996          5.84      11,486,599           1.76        7.954        133.7         51.74
Industrial                13        44,281,677          4.50       3,406,283           1.28        7.736        154.9         66.79
Mixed Use                  3         9,174,543          0.93       3,058,181           1.29        7.824        116.9         67.46
Self Storage               2         1,842,020          0.19         921,010           1.31        8.400        116.0         65.79
                           -         ---------          ----         -------           ----        -----        -----         -----
TOTAL/WTD. AVG.          163      $983,466,908        100.00%     $6,033,539           1.40X       7.407%       136.4         68.31
                         ===      ============        =======     ==========           =====       ======       =====         =====
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE      WEIGHTED
                                                 PERCENTAGE OF                                WEIGHTED     REMAINING      AVERAGE
 RANGE OF DEBT       NUMBER OF                     AGGREGATE                     WEIGHTED     AVERAGE       TERM TO       CUT-OFF
 SERVICE COVERAGE     MORTGAGE    CUT-OFF DATE    CUT-OFF DATE AVERAGE CUT-OFF AVERAGE DSCR   MORTGAGE     MATURITY      DATE LTV
 RATIOS                LOANS         BALANCE        BALANCE      DATE BALANCE                   RATE         (MOS)         RATIO
-----------------------------------------------------------------------------------------------------------------------------------

CTL                        8      $137,875,890        14.02%     $17,234,486         NAP          7.517%       222.6         NAP
1.00 - 1.09                1         1,422,390         0.14        1,422,390        1.07x         8.000        117.0        48.98%
1.10 - 1.19                1        13,992,012         1.42       13,992,012        1.18          7.750        119.0        77.73
1.20 - 1.24               14       183,568,885        18.67       13,112,063        1.23          7.498        115.5        71.89
1.25 - 1.29               38       201,161,060        20.45        5,293,712        1.26          7.680        127.3        71.58
1.30 - 1.34               19        68,913,542         7.01        3,627,029        1.31          7.880        136.6        69.03
1.35 - 1.39                9        38,972,345         3.96        4,330,261        1.37          7.655        116.2        71.97
1.40 - 1.49               10        46,781,501         4.76        4,678,150        1.44          7.354        134.2        68.65
1.50 - 1.59               14       131,220,939        13.34        9,372,924        1.55          7.072        118.6        65.18
1.60 - 1.79                5       128,605,873        13.08       25,721,175        1.61          6.699        119.4        63.69
1.90 - 2.19                2        29,560,760         3.01       14,780,380        2.08          7.482        119.5        48.27
2.20 - 3.00                1         1,391,712         0.14        1,391,712        2.28          7.500        115.0        43.49
                           -         ---------         ----        ---------        ----          -----        -----        -----
TOTAL/WTD. AVG.          122      $983,466,908       100.00%      $8,061,204        1.40X         7.407%       136.4        68.31%
                         ===      ============       =======      ==========        =====         ======       =====        ======
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                      PERCENTAGE                                   WEIGHTED   REMAINING    AVERAGE
                         NUMBER OF                   OF AGGREGATE      AVERAGE       WEIGHTED      AVERAGE    TERM TO      CUT-OFF
 RANGE OF CUT-OFF DATE   MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE      MORTGAGE    MATURITY   DATE LTV
 LOAN TO VALUE RATIOS      LOANS        BALANCE         BALANCE        BALANCE         DSCR          RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
CTL                           8       $137,875,890        14.02%    $17,234,486          NAP          7.517%      222.6       NAP
30.1 - 50.0                   6         51,433,564         5.23       8,572,261          1.80         7.759       129.5      47.50%
50.1 - 60.0                  11         74,013,669         7.53       6,728,515          1.40         7.437       128.9      57.80
60.1 - 65.0                   6        151,318,379        15.39      25,219,730          1.53         6.888       119.9      62.34
65.1 - 70.0                  24        133,948,129        13.62       5,581,172          1.35         7.569       128.1      67.44
70.1 - 75.0                  45        300,404,584        30.55       6,675,657          1.34         7.395       119.7      73.21
75.1 - 80.0                  21        129,989,426        13.22       6,189,973          1.26         7.582       119.2      78.47
80.1 - 85.0                   1          4,483,267         0.46       4,483,267          1.30         7.800       115.0      83.86
                              -          ---------         ----       ---------          ----         -----       -----      -----
TOTAL/WTD. AVG.             122       $983,466,908       100.00%     $8,061,204          1.40X        7.407%      136.4      68.31%
                            ===       ============       =======     ==========          =====        ======      =====      ======

-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED    REMAINING     AVERAGE
                        NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED     AVERAGE     TERM TO      CUT-OFF
  RANGE OF               MORTGAGE    CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE     AVERAGE     MORTGAGE     MATURITY    DATE LTV
  MORTGAGE RATES          LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE        (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
 6.001 - 6.250               2        $7,576,430          0.77%      $3,788,215         1.68x       6.250%      116.8        67.29%
 6.501 - 6.750               2       102,386,967         10.41       51,193,483         1.61        6.564       119.8        62.50
 6.751 - 7.000              13       131,759,887         13.40       10,135,376         1.52        6.798       121.9        68.11
 7.001 - 7.250              10       176,115,559         17.91       17,611,556         1.27        7.150       153.5        70.26
 7.251 - 7.500              17       111,026,884         11.29        6,530,993         1.39        7.403       167.1        72.85
 7.501 - 7.750              22       178,297,261         18.13        8,104,421         1.38        7.641       119.6        70.49
 7.751 - 8.000              38       192,941,383         19.62        5,077,405         1.28        7.888       127.1        67.56
 8.001 - 9.000              17        63,706,402          6.48        3,747,435         1.35        8.256       131.0        65.70
 9.001 or greater            1        19,656,135          2.00       19,656,135         NAP         9.030       263.0         NAP
                             -        ----------          ----       ----------         ---         -----       -----         ---
 TOTAL/WTD. AVG.           122      $983,466,908        100.00%      $8,061,204         1.40X       7.407%       136.4       68.31%
                           ===      ============        ======       ==========         =====       ======       =====       ======

-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
-------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE      WEIGHTED
                                                      PERCENTAGE OF                               WEIGHTED   REMAINING     AVERAGE
 RANGE OF REMAINING     NUMBER OF                       AGGREGATE      AVERAGE        WEIGHTED     AVERAGE    TERM TO      CUT-OFF
 AMORTIZATION TERMS     MORTGAGE     CUT-OFF DATE      CUT-OFF DATE  CUT-OFF DATE      AVERAGE     MORTGAGE   MATURITY     DATE LTV
 (MONTHS)                 LOANS         BALANCE          BALANCE       BALANCE           DSCR        RATE      (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                   2          $5,859,618          0.60%     $2,929,809          1.28x       7.714%    178.2         52.35%
181 - 240                  10         127,544,080         12.97      12,754,408          1.36        7.373     202.7         63.93
241 - 300                  23         121,261,067         12.33       5,272,220          1.34        7.755     155.0         66.93
301 - 360                  85         626,409,349         63.69       7,369,522          1.38        7.478     122.1         69.81
361 - 380                   2         102,392,794         10.41      51,196,397          1.60        6.582     117.0         62.81
                            -         -----------         -----      ----------          ----        -----     -----         -----
TOTAL/WTD. AVG.           122        $983,466,908        100.00%     $8,061,204          1.40X       7.407%    136.4         68.31%
                          ===        ============        =======     ==========          =====       ======    =====         ======

-----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED   AVERAGE       TERM TO    CUT-OFF
 RANGE OF ORIGINAL TERMS    MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE  AVERAGE DSCR MORTGAGE     MATURITY    DATE LTV
 TO MATURITY (MONTHS)         LOANS         BALANCE      DATE BALANCE    BALANCE                     RATE        (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
101 - 120                      101       $764,291,889        77.71%     $7,567,246        1.38x       7.353%      117.0       69.19%
121 - 140                        2         29,474,327         3.00      14,737,163        2.00        7.645       121.1       50.17
141 - 180                        4         22,242,198         2.26       5,560,550        1.29        7.638       164.4       69.42
181 - 240                       13        135,629,320        13.79      10,433,025        1.36        7.379       211.8       62.61
241 - 360                        2         31,829,174         3.24      15,914,587         NAP        8.418       275.2        NAP
                                 -         ----------         ----      ----------         ---        -----       -----        ---
TOTAL/WTD. AVG.                122       $983,466,908       100.00%     $8,061,204        1.40X       7.407%      136.4       68.31%
                               ===       ============       =======     ==========        =====       ======      =====       ======

-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                          PERCENTAGE                                           AVERAGE     WEIGHTED
                                                              OF                                    WEIGHTED  REMAINING    AVERAGE
 RANGE OF REMAINING TERMS   NUMBER OF                     AGGREGATE      AVERAGE                    AVERAGE    TERM TO     CUT-OFF
 TO MATURITY (MONTHS)       MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE     WEIGHTED    MORTGAGE   MATURITY    DATE LTV
 (MONTHS)                     LOANS         BALANCE      DATE BALANCE    BALANCE      AVERAGE DSCR    RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
101 - 120                      102       $790,767,895        80.41%    $7,752,626         1.40x       7.363%     117.1        68.46%
121 - 140                        1          2,998,321         0.30      2,998,321         1.25        7.820      131.0        74.96
141 - 180                        4         22,242,198         2.26      5,560,550         1.29        7.638      164.4        69.42
181 - 240                       13        135,629,320        13.79     10,433,025         1.36        7.379      211.8        62.61
241 - 360                        2         31,829,174         3.24     15,914,587          NAP        8.418      275.2         NAP
                                 -         ----------         ----     ----------          ---        -----      -----        ----
TOTAL/WTD. AVG.                122       $983,466,908       100.00%    $8,061,204         1.40X       7.407%     136.4        68.31%
                               ===       ============       =======    ==========         =====       ======     =====        ======

-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


-------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                           PERCENTAGE                                           AVERAGE    WEIGHTED
                                                              OF                                    WEIGHTED   REMAINING   AVERAGE
                            NUMBER OF                      AGGREGATE      AVERAGE                   AVERAGE     TERM TO    CUT-OFF
                            MORTGAGE       CUT-OFF DATE     CUT-OFF    CUT-OFF DATE     WEIGHTED    MORTGAGE   MATURITY    DATE LTV
 AMORTIZATION TYPE            LOANS          BALANCE      DATE BALANCE    BALANCE     AVERAGE DSCR    RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                         110       $785,906,572       79.91%     $7,144,605        1.33x       7.472%     134.4      70.86%
Fully Amortizing                  8         48,712,238        4.95       6,089,030        1.40        7.671      226.1      54.44
Hyperamortizing                   4        148,848,098       15.14      37,212,025        1.68        6.972      117.8      58.69
                                  -        -----------       -----      ----------        ----        -----      -----      -----
TOTAL/WTD. AVG.                 122       $983,466,908      100.00%     $8,061,204        1.40X       7.407%     136.4      68.31
                                ===       ============      =======     ==========        =====       ======     =====      =====

-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

                                                                                                                 WEIGHTED
                                                                                                                 AVERAGE    WEIGHTED
                                                         PERCENTAGE                                 WEIGHTED     REMAINING  AVERAGE
                            NUMBER OF                   OF AGGREGATE     AVERAGE                    AVERAGE      TERM TO    CUT-OFF
                             MORTGAGE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     WEIGHTED    MORTGAGE     MATURITY   DATE LTV
 PREPAYMENT PROVISION         LOANS         BALANCE        BALANCE       BALANCE      AVERAGE DSCR    RATE         (MOS)      RATIO
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance              122       $983,466,908      100.00%     $8,061,204        1.40x      7.407%        136.4     68.31%
                                ---       ------------      -------     ----------        -----      ------        -----     ------
TOTAL/WTD. AVG.                 122       $983,466,908      100.00%     $8,061,204        1.40X      7.407%        136.4     68.31%
                                ===       ============      =======     ==========        =====      ======        =====     ======

------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A)(B)
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT              JUNE       JUNE        JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE
RESTRICTIONS            1999       2000        2001       2002       2003       2004       2005       2006       2007       2008
-----------------------------------------------------------------------------------------------------------------------------------
Locked out             100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Open                     0.00%       0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
Number of Loans        122         122        122         122        122        122        122        122        122        122
UPB ($MM)              983.5       974.4      963.4       951.1      937.9      923.5      907.2      889.6      870.7      850.5
% OF INITIAL UPB       100.00%      99.08%     97.96%      96.71%     95.37%     93.90%    92.24%     90.46%      88.54%     86.48%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT              JUNE       JUNE        JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE
RESTRICTIONS            2009       2010        2011       2012       2013       2014       2015       2016       2017       2018
-----------------------------------------------------------------------------------------------------------------------------------
Locked out             100.00%     100.00%    100.00%     100.00%    100.00%     97.15%     57.24%     97.80%    100.00%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Open                     0.00%       0.00%      0.00%       0.00%      0.00%      2.85%     42.76%      2.20%      0.00%      0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
Number of Loans         20          19         18          18         18         15         15         13         11         11
UPB ($MM)              147.6       136.7      120.3       110.8      100.6       86.1       74.2       38.2       31.8       25.9
% OF INITIAL UPB        15.01%      13.90%     12.23%      11.27%     10.23%      8.75%      7.54%      3.88%      3.24%      2.63%
-----------------------------------------------------------------------------------------------------------------------------------

(a)      Table calculated using modeling assumptions.
(b)      Differences in totals may exist due to rounding.

-------------------------------------------------------------------------------
                              PREPAYMENT PROVISION
-------------------------------------------------------------------------------


                                                                                       WEIGHTED     WEIGHTED
                                                                                        AVERAGE     AVERAGE
         RANGE OF                                       PERCENTAGE OF                  REMAINING   REMAINING
    REMAINING TERMS TO      NUMBER OF                     AGGREGATE       AVERAGE       LOCKOUT     TERM TO
  STATED MATURITY (YEARS)   MORTGAGE    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE    PERIOD      MATURITY
           (A)                LOANS        BALANCE         BALANCE        BALANCE       (YEARS)     (YEARS)
---------------------------------------------------------------------------------------------------------------
        9.0 - 9.9              101      $764,291,889          77.7%      $7,567,246         9.5         9.8
       10.0 - 10.9              2         29,474,327           3.0       14,737,163        10.0        10.1
       11.0 - 11.9              1          8,894,345           0.9       8,894,345         11.7        11.9
       14.0 - 14.9              3         13,347,853           1.4       4,449,284         14.6        14.9
       16.0 - 16.9              2         72,640,817           7.4       36,320,408        15.8        16.1
       17.0 - 17.9              2          8,584,898           0.9       4,292,449         14.9        17.9
       19.0 - 19.9              9         54,403,605           5.5       6,044,845         19.5        19.7
       21.0 - 21.9              1         19,656,135           2.0       19,656,135        21.7        21.9
       24.0 - 24.9              1         12,173,039           1.2       12,173,039        24.1        24.6
                                -         ----------           ---       ----------        ----        ----
TOTAL / WEIGHTED AVERAGE:      122      $983,466,908         100.0%      $8,061,204        11.1        11.4
                               ===      ============         ======      ==========        ====        ====

---------------------------------------------------------------------------------------------------------------

(a) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of this calculation.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                PREIT PORTFOLIO
-------------------------------------------------------------------------------

------------------------------------------------------------------
                                LOAN INFORMATION
------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
PRINCIPAL BALANCE (1):    $108,000,000        $107,920,483

% OF POOL BY UPB          10.97%

NOTE DATE:                April 13, 1999

INTEREST RATE:            All at 6.77%

AMORTIZATION:             30 years

MATURITY DATE:            May 10, 2009

PRINCIPAL/SPONSOR:        6 separate special purpose entities
                          and 2 other borrowing entities
                          affiliated with the Pennsylvania Real
                          Estate Investment Trust (PREIT) and
                                  Ronald Rubin.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None.

 -----------------------------------------------------------------
(1)  8 loans with affiliated borrowers make up this group of loans.




------------------------------------------------------------------
                     PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Portfolio of 8 assets

PROPERTY TYPE:                Multifamily

LOCATION:                     Florida, Maryland, Ohio and
                              Pennsylvania.

YEARS BUILT:                  1928 to 1990

THE COLLATERAL:               8 multifamily complexes located in
                              various states.

PROPERTY MANAGEMENT:          An affiliate of the borrower.

CURRENT OCCUPANCY (RANGE OF   Varies from 89% to 97%
RENT ROLLS 1/31/99 -
3/31/99):

UNDERWRITTEN NET CASH FLOW:   $13,332,915

APPRAISED VALUE:              $160,950,000

APPRAISAL DATE:               All completed in March 1999

CUT-OFF DATE LOAN/UNIT:       $32,953

CUT-OFF DATE LTV:             67.45%

BALLOON LTV:                  57.75%

UWNCF DSCR:                   1.57x


LOAN DETAILS
                                                                         CUT-OFF DATE                                 UWNCF
     LOAN #              PROPERTY NAME               LOCATION         PRINCIPAL BALANCE      CUT-OFF DATE LTV         DSCR
-----------------------------------------------------------------------------------------------------------------------------------
 GMAC5900         Boca Palms Apartments         Boca Raton, FL            $22,583,360              59.90%             1.53x
 GMAC5910         Cobblestone Apartments        Pompano Beach, FL          13,839,803              62.06              1.56
                  Apartments
 GMAC5920         Hidden Lakes Apartments       Miamisburg, OH             10,692,122              73.74              1.57
 GMAC5930         Kenwood Gardens Apartments    Toledo, OH                  7,244,662              71.73              1.60
 GMAC5940         Lakewood Hills Apartments     Harrisburg, PA             18,736,195              70.70              1.58
 GMAC5950         2031 Locust Street            Philadelphia, PA            5,945,612              70.78              1.58
                  Apartments
 GMAC5960         The Marylander Apartments     Baltimore, MD              12,290,944              72.30              1.60
 GMAC5970         Palms of Pembroke Apts.       Pembroke Pines, FL         16,587,778              67.84              1.56
-----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                             QUEENS CENTER RETAIL
-------------------------------------------------------------------------------

------------------------------------------------------------------
                                LOAN INFORMATION
------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:        $100,000,000        $100,000,000

% OF POOL BY UPB          10.17%

NOTE DATE:                February 4,1999

INTEREST RATE:            6.56%

AMORTIZATION:             378 months

ARD DATE:                 March 1, 2009

PRINCIPAL/SPONSOR:        Macerich Queen Limited Partnership, a
                          special purpose entity affiliated with
                          the Macerich Company (REIT).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     Up to $2 Million permitted in the form
                          of subordinate financing subject to
                          certain conditions

------------------------------------------------------------------


------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

LOCATION:                     Elmhurst, New York

YEARS BUILT/RENOVATED:        1973 / 1990

THE COLLATERAL:               An urban shopping mall of
                              approximately 73 in-line stores,
                              food court and kiosks containing
                              156,194 square feet and a parking
                              garage.  The mall is located in
                              the Elmhurst section of the
                              Borough of Queens, New York.  The
                              mall is anchored by Macy's and JC
                              Penney who own and maintain their
                              own buildings.  The Macy's and JC
                              Penney's buildings are not part of
                              the collateral.

PROPERTY MANAGEMENT:          An affiliate of the borrower.

OCCUPANCY (11/30/98):         100%

UNDERWRITTEN NET CASH FLOW:   $12,209,304

APPRAISAL VALUE:              $160,000,000

APPRAISAL DATE:               December 30, 1998

CUT-OFF DATE LOAN/SF:         $640

CUT-OFF DATE LTV:             62.50%

ARD BALLOON LTV:              55.29%

UWNCF DSCR:                   1.61x

------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                             COLLATERAL TERM SHEET
                           INGRAM MICRO HEADQUARTERS


------------------------------------------------------------------
                                LOAN INFORMATION
------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
PRINCIPAL BALANCE:        $72,880,000         $72,640,816

% OF POOL BY UPB          7.39%

NOTE DATE:                December 30, 1998 for both loans

INTEREST RATE:            7.18% for both loans

AMORTIZATION:             243 months

MATURITY DATE:            July 10, 2015

PRINCIPAL/SPONSOR:        2 separate special purpose entities.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None

TENANT RATING             The tenant has a senior  debt rating of
INFORMATION:              BBB by S&P and BBB+ by  Fitch.  Moody's
                          senior implied rating is Baa3.

LEASE AND RVI             The  Property  is NNN  leased to Ingram
INFORMATION:              Micro, Inc. expiring July 10, 2015.
                          The lease expiration is co-terminus with the maturity date of each loan. The terms of the loan require a complete cash sweep with rent remitted directly to the servicer, GMACCM. Residual value insurance has been obtained from R.V.I. in the aggregate amount of $29,483,835 which is equal to the unamortized principal balance at maturity and 40% of the original balance.

R.V.I.:                   R.V.I.  has a  claims-  paying  ability
                          rated  A by  S&P,  and  AA-  by  Duff &
                          Phelps.
------------------------------------------------------------------

------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Portfolio of 3 office buildings

PROPERTY TYPE:                Office

LOCATION:                     Santa Ana, California

YEARS BUILT:                  From 1991  to 1998

THE COLLATERAL:               The Ingram Micro Headquarters
                              complex consists of three office
                              buildings totaling 567,790 square
                              feet.  1600 East St. Andrews Place
                              consists of a total of 191,890
                              square feet built over stages from
                              1992 until 1998.  1610 East St.
                              Andrews Place consists of a total
                              of 204,570 square feet also built
                              over stages from 1992 until 1998.
                              These two properties are the
                              collateral for the loan of
                              $50,890,000.  1700 East St.
                              Andrews Place was built in 1991
                              but renovated in 1995 and consists
                              of 171,330 square feet.  This
                              property is the collateral for the
                              $21,990,000 loan.

PROPERTY MANAGEMENT:          An affiliate of the borrower.

OCCUPANCY (12/1/98):          100%

UNDERWRITTEN NET CASH FLOW:   $5,800,000

APPRAISED VALUE:              $73,900,000

APPRAISAL DATE:               December 8, 1998 for both
                              properties

CUT-OFF DATE LOAN/FOOT:       $128

CUT-OFF DATE LTV:             98.30%

BALLOON LTV:                  39.90%

UWNCF DSCR:                   1.00x
------------------------------------------------------------------

LOAN DETAILS

                                                                         CUT-OFF DATE                                   UWNCF
     LOAN #              PROPERTY NAME               LOCATION         PRINCIPAL BALANCE      CUT-OFF DATE LTV           DSCR
-----------------------------------------------------------------------------------------------------------------------------------
 GMAC5010         1600/1610 E. St. Andrews Pl.  Santa Ana, CA             $50,722,972              98.30%                 1.00x
 GMAC5020         1700 East St. Andrews Place   Santa Ana, CA              21,917,844              98.29                  1.00
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               THE PALMER CENTER
-------------------------------------------------------------------------------

------------------------------------------------------------------
                                LOAN INFORMATION
------------------------------------------------------------------

                           ORIGINAL            CUT-OFF DATE
PRINCIPAL BALANCE:         $54,000,000         $53,769,239

% OF POOL BY UPB           5.47%

NOTE DATE:                 December 23, 1998

INTEREST RATE:             7.03%

AMORTIZATION:              30 years

MATURITY DATE:             January 10, 2009

PRINCIPAL/SPONSOR:         Palmer Center, Ltd., a single purpose
                           entity.

CALL PROTECTION:           Prepayment lockout; U.S. Treasury
                           defeasance  permitted as of the 2 year
                           anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/   No/No
DEFAULT:

ADDITIONAL FINANCING:      None

EARNOUT: Borrower has provided to Lender unconditional letters of credit in the aggregate amount of $3,500,000 that will be reduced or eliminated when certain spaces are renewed/released and/or when a 1.25x DSCR is achieved.



------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------




SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

LOCATION:                       Colorado Springs, Colorado

YEARS BUILT/RENOVATED:          1968 / 1990

THE COLLATERAL:                 Three office buildings, a retail
                                arcade, and a parking garage
                                located within the Palmer
                                Center.  There are a total of
                                450,275 net rentable square feet
                                of office space and 8,155 net
                                rentable square feet of retail
                                space and a three and a four
                                story subterranean 1,600-space
                                parking garage located beneath
                                the buildings.  In addition to
                                the earnout provision,
                                approximately $2 million in the
                                form of cash escrows and/or
                                personal guarantees were
                                provided to renew or re-tenant
                                the rolling space.

PROPERTY MANAGEMENT:            An affiliate of the borrower.

OCCUPANCY (12/9/98):            97%

UNDERWRITTEN NET CASH FLOW:     $5,058,498

APPRAISED VALUE:                $67,500,000

APPRAISAL DATE:                 October 5, 1998

CUT-OFF DATE LOAN/SQ. FT.:      $117

CUT-OFF DATE LTV:               74.47%

BALLOON LTV:                    68.87%

UWNCF DSCR:                     1.24x


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              THE SQUAW PEAK LOAN
-------------------------------------------------------------------------------

------------------------------------------------------------------
                                LOAN INFORMATION
------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
PRINCIPAL BALANCE:        $36,000,000         $36,000,000

% OF POOL BY UPB          3.66%

NOTE DATE:                December 11, 1998

INTEREST RATE:            7.80%

AMORTIZATION:             30 years

MATURITY DATE:            December 10, 2008

PRINCIPAL/SPONSOR:        A single purpose entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None

------------------------------------------------------------------



------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Portfolio of 3 adjacent  office
                                    buildings

PROPERTY TYPE:                Office

LOCATION:                     Phoenix, Arizona

YEARS BUILT:                  1985 / 1986 / 1987

THE COLLATERAL:               3 adjacent office buildings
                              containing 422,385 rentable square
                              feet.  Pointe Corridor 1,
                              constructed in 1986 at 7600 North
                              16th Street, contains 158,197
                              rentable square feet.  Pointe
                              Corridor 2, constructed in 1985 at
                              7600 North 15th Street, contains
                              110,146 rentable square feet.
                              Pointe Corporate Center,
                              constructed in 1987 at 7500 North
                              Dreamy Draw Drive, contains
                              154,042 rentable square feet.

PROPERTY MANAGEMENT:          Grubb & Ellis Management Services
                                      Inc.

OCCUPANCY (11/9/1998):        98%

UNDERWRITTEN NET CASH FLOW:   $3,775,426

APPRAISAL VALUE:              $54,500,000

APPRAISAL DATE:               October 28, 1998

CUT-OFF DATE LOAN/SF:         $85

CUT-OFF DATE LTV:             66.06%

BALLOON LTV:                  60.05%

UWNCF DSCR:                   1.20x
-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

INFORMATION CONTAINED ON THIS DISKETTE DATED, MAY 6, 1999, IS PRELIMINARY AND SUBJECT TO COMPLETION OR AMENDMENT.

This diskette relates to the GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C2, Class X, Class A1, Class A2, Class B, Class C, Class D, Class E and Class F (the "Offered Certificates"). The information contained on this diskette is provided to facilitate your review of the collateral underlying the Offered Certificates. The information on this diskette constitutes a collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. While the information contained hereon is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. or any of their respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, or Goldman, Sachs & Co. nor any of their respective affiliates makes any representations or warranties with respect to the information contained hereon or as to the appropriateness, usefulness or completeness of these materials. The information on this diskette is subject to errors, omissions and changes and is subject to modification or withdrawal at any time with or without notice. The information on this diskette supersedes any and all information contained in any previously furnished collateral term sheets and shall be superseded by any subsequently furnished similar materials. The information on this diskette shall be superseded by a final prospectus and prospectus supplement with respect to the Offered Certificates. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement with respect to the Offered Certificates has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents of this diskette are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, Goldman, Sachs & Co., and GMAC Commercial Mortgage Securities, Inc. Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, Goldman, Sachs & Co., and their affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement relating to the Offered Certificates in making their investment decisions. This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette, Deutsche Bank Securities, and Goldman, Sachs & Co. are not acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy nor completeness of these materials.

GMAC COMMERCIAL MORTGAGE CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-C2
PRELIMINARY INFORMATION


Loan Number                   Property Name                                 Property Type
GMAC4950           Queens Center Mall                                       Anchored Retail
GMAC4000           Palmer Center Office Complex                                 Office
GMAC5010           Ingram Micro Corporate Headquarters                          Office
GMAC4520           Pointe - Squaw Peak Office Portfolio                         Office
GMAC5500           Red Rose Commons                                         Anchored Retail
GMAC4210           University of Nevada Property                            Special Purpose
GMAC5330           Holiday Inn Mart Plaza                                       Lodging
GMAC5060           Fairfield Towers Condominium Apartments                    Multifamily
GMAC4790           729 7th Avenue Office                                        Office
GMAC5900           Boca Palms Apartments                                      Multifamily
GMAC5020           Ingram Micro Corporate Headquarters                          Office
GMAC4060           489 Fifth Avenue                                             Office
GMAC5660           CarMax - The Auto Superstore                             Special Purpose
GMAC5940           Lakewood Hills Apartments                                  Multifamily
GMAC4700           MIDCON Apartment Portfolio                                   Various
GMAC4700-A         Hamden Ridge Apartments                                    Multifamily
GMAC4700-B         Hampton House Apartments                                   Multifamily
GMAC4700-C         Evergreen Apartments                                       Multifamily
GMAC4700-D         Ridgefield Apartments                                      Multifamily
GMAC4700-E         Holiday Apartments                                         Multifamily
GMAC4700-F         Jefferson Arms Apartments                                  Multifamily
GMAC5970           Palms of Pembroke Apartments                               Multifamily
GMAC5220           Fairfield Inn by Marriott (Anaheim)                          Lodging
GMAC5690           Huntington Westminster Apartments                          Multifamily
GMAC5910           Cobblestone Apartment Homes                                Multifamily
GMAC5960           The Marylander Apartments                                  Multifamily
GMAC3820           Costco (Newport News)                                         Land
GMAC4770           1200 South Avenue                                            Office
GMAC5920           Hidden Lakes Apartments                                    Multifamily
GMAC5840           The Prather Portfolio                                        Various
GMAC5840-A         The Village Apartments                                     Multifamily
GMAC5840-B         Providence Hill Apartments                                 Multifamily
GMAC5840-C         Lakeside I & II Duplexes                                   Multifamily
GMAC3770           Bal Seal Engineering                                       Industrial
GMAC4110           Loehmann's Seaport Plaza                                 Anchored Retail
GMAC5380           Briarcliff Summit Apartments                               Multifamily
GMAC3800           College Square Center                                    Anchored Retail
GMAC2100           Mt Laurel Office Center                                      Office
GMAC4260           Center City Apartment Portfolio                              Various
GMAC4260-A         2304-08 Locust Street Apartments                           Multifamily
GMAC4260-B         2321 Spruce Street                                         Multifamily
GMAC4260-C         128 S. 22nd Street                                         Multifamily
GMAC4260-D         280 S. 23rd Street                                         Multifamily
GMAC4260-E         2015-17 Locust Street                                      Multifamily
GMAC4260-F         2019 Spruce Street                                         Multifamily
GMAC4260-G         2034-36 Pine Street                                        Multifamily
GMAC4260-H         2122 Pine Street                                           Multifamily
GMAC4260-I         2131-33 Pine Street                                        Multifamily
GMAC4260-J         420 S. 15th Street                                         Multifamily
GMAC4260-K         330 S. 17th Street                                         Multifamily
GMAC4260-L         735 Spruce Street                                          Multifamily
GMAC4260-M         1009-11 Spruce Street                                      Multifamily
GMAC4260-N         1127 Spruce Street                                         Multifamily
GMAC4260-O         614 Pine Street                                            Multifamily
GMAC4260-P         623-25 Pine Street                                         Multifamily
GMAC4260-Q         920 Clinton Street                                         Multifamily
GMAC4260-R         2009 Mt. Vernon Street                                     Multifamily
GMAC4260-S         2219-21 Spring Garden                                      Multifamily
GMAC4260-T         325 Pine Street                                            Multifamily
GMAC4260-U         532-34 Pine Street                                         Multifamily
GMAC4260-V         607-09 South 3rd Street                                    Multifamily
GMAC4260-W         614 S. 3rd Street                                          Multifamily
GMAC4260-X         718-22 S. 7th Street                                       Multifamily
GMAC5120           Cambridge Mall                                           Anchored Retail
GMAC5720           Anchorage Business Park                                      Retail
GMAC5590           Claremont Auto Center                                    Special Purpose
GMAC3990           Pacific Plaza Shopping Center                                Retail
GMAC5930           Kenwood Gardens Apartments                                 Multifamily
GMAC4930           Pismo Coast Shopping Center                              Anchored Retail
GMAC5230           Hampton Inn & Suites                                         Lodging
GMAC5140           Chippenham Square Shopping Center                        Anchored Retail
GMAC4620           WorldGate Communications Building                            Office
GMAC4120           National Enterprises San Diego Portfolio                     Various
GMAC4120-A         Retail Center, Balboa & Mercury                              Retail
GMAC4120-B         RFA and TCG Buildings                                        Office
GMAC5950           2031 Locust Street Apartments                              Multifamily
GMAC4090           Cheviot Hills Shopping Center                            Anchored Retail
GMAC4900           Chimney Hill Retail Center                                   Retail
GMAC4940           Portsmouth Plaza Shopping Center                         Anchored Retail
GMAC5360           Ashdale Plaza                                                Retail
GMAC5980           Bemis Building                                               Office
GMAC5610           Westpark Plaza                                               Office
GMAC4970           Wappingers Falls Shopping Center                             Retail
GMAC4610           Santee Garment Center                                        Retail
GMAC4660           Tage Inn - Andover                                           Lodging
GMAC5450           Hillcrest Colonnade Shopping Center                          Retail
GMAC5240           West Trenton Industrial Building                           Industrial
GMAC4590           1900 Bryant Street                                          Mixed Use
GMAC3890           Downing Place Townhouses                                   Multifamily
GMAC4840           Arrowhead Festival Shopping Center                           Retail
GMAC4810           Twin Bridge Apartments                                     Multifamily
GMAC5190           Preferred Freezer Services Cold Storage Facility           Industrial
GMAC4720           Pacific Coast Center                                         Retail
GMAC5650           Solomon's Court and Esther's Garden Apartments             Multifamily
GMAC2060           Sheafe St./ Lewis St./ Milk St.                              Various
GMAC2060-A         Sheafe Condominiums                                        Multifamily
GMAC2060-B         36-38 Lewis St. Apt. Building                              Multifamily
GMAC2060-C         120 Milk Street Building                                    Mixed Use
GMAC5090           Ravenwood Highlander Apartments                            Multifamily
GMAC3680           195 Raritan Center Parkway                                 Industrial
GMAC5420           Fountain Valley Office Building                              Office
GMAC5460           Kings Canyon Shopping Center                             Anchored Retail
GMAC4400           Crossroads Office Park                                     Industrial
GMAC4920           Oaks Apartments                                            Multifamily
GMAC4670           Tage Inn - Milford                                           Lodging
GMAC3470           Cataldo-Pane Multifamily Portfolio                           Various
GMAC3470-A         957 67th Street                                            Multifamily
GMAC3470-B         88 Van Sicklen Street                                      Multifamily
GMAC3470-C         8785 Bay 16th Street                                       Multifamily
GMAC3470-D         7311 4th Avenue                                            Multifamily
GMAC3470-E         805 Avenue O                                               Multifamily
GMAC3470-F         1946 70th Street                                           Multifamily
GMAC3470-G         7301 4th Avenue                                            Multifamily
GMAC5180           Newporter Apartments                                       Multifamily
GMAC5430           Timber Line Apartments                                     Multifamily
GMAC5510           Santa Monica Office Building                                 Office
GMAC5630           Woodland Grove Apartments                                  Multifamily
GMAC5680           Country Place Apartments                                   Multifamily
GMAC5050           Sharpstown Industrial Park                                 Industrial
GMAC4830           425 Commerce Drive Office                                    Office
GMAC5440           Harte-Hanks Building                                       Industrial
GMAC5040           Dendrite Office Building                                     Office
GMAC4800           Port Jefferson Commons                                       Retail
GMAC5051           Mykawa Warehouse                                           Industrial
GMAC3970           Marketplace Shopping Center                              Anchored Retail
GMAC4760           Riverine Apartments                                        Multifamily
GMAC5740           Bayou Walk II                                                Retail
GMAC5600           Merritt Square Financial Center (FL)                         Office
GMAC1880           Lock Mill Plaza                                            Multifamily
GMAC5150           For Eyes Building                                            Retail
GMAC5390           Bryarwood 85 Office Park                                     Office
GMAC6000           Rite Aid (Schenectady, NY)                                   Retail
GMAC5030           30 Executive Avenue                                        Industrial
GMAC5130           Camelot Square Apartments (CA)                             Multifamily
GMAC4530           Polk Street Apartments                                     Multifamily
GMAC4470           Rue Versailles Apartments                                  Multifamily
GMAC5800           Garden Center Apartments                                   Multifamily
GMAC4710           Office Max (Abilene, TX)                                     Retail
GMAC3450           Canterbury Commons Office                                    Various
GMAC3450-A         Canterbury & Springfield Commons                             Office
GMAC3450-B         Springfield Commons                                          Office
GMAC4220           Walgreens (West Palm Beach, FL)                              Retail
GMAC4540           Hart Plaza Shopping Center                                   Retail
GMAC4270           547-557 Flatbush Avenue                                    Multifamily
GMAC4450           Brewery Office-Retail                                        Office
GMAC3080           Wendy's, Taco Bell & Bertucci's                              Retail
GMAC5170           Mark Court Apartments                                      Multifamily
GMAC5370           Brendenwood Apartments                                     Multifamily
GMAC5070           La Marquesa Apartments                                     Multifamily
GMAC5054           South X Southwest Industrial Park                          Industrial
GMAC3830           The Courtyard Office Center                               Retail/Office
GMAC3330           William Realty Portfolio                                   Multifamily
GMAC4850           Bestway-Security Self Storage                                Various
GMAC4850-A         Security Self Storage                                     Self-Storage
GMAC4850-B         Bestway Self Storage                                      Self-Storage
GMAC4130           Randy's Sports Mall                                      Anchored Retail
GMAC3960           Mariner Plaza                                            Anchored Retail
GMAC5160           Highland Village Apartments                                Multifamily
GMAC1150           Advance Medical Office Building                              Office
GMAC5520           Willits Street/Ethan Allen                               Anchored Retail
GMAC5055           Corporate Center                                           Industrial
GMAC3740           CVS/Arbor Drugs Store                                        Retail
GMAC5052           Wynnwood #1-3                                              Industrial
GMAC4730           Kearney Mesa Toyota                                      Special Purpose
GMAC5480           Pomona Civic Plaza                                           Office
GMAC5100           Lincoln Plaza                                                Retail
GMAC3900           Fountain Ridge Apartments                                  Multifamily
GMAC5110           2330 North Alma School Road                                  Retail
GMAC4860           Bingle Crossing Shopping Center                              Retail
GMAC1120           Claremont South                                              Retail
GMAC5053           Larimer Street Warehouse                                   Industrial

                     Address                                                           City                       State
90-15 Queens Boulevard                                                                Elmhurst                    New York
90 South, 2 North, 2 South Cascade Ave.                                           Colorado Springs                Colorado
1600 & 1610 East St. Andrews Place                                                   Santa Ana                   California
7600 N. 15th St., 7600 N. 16th St. & 7500 N. Dreamy Draw Dr.                          Phoenix                     Arizona
US Route 30 & Fruitville Pike                                                        Lancaster                  Pennsylvania
Interstate 80 and Frontage Road                                                        Carlin                      Nevada
350 North Orleans Avenue                                                              Chicago                     Illinois
148-444 Cozine Ave, 1019 Van Siclen Avenue, et.al.                                    Brooklyn                    New York
729 Seventh Avenue                                                                    New York                    New York
9860 Southwest Third Street                                                          Boca Raton                   Florida
1700 E. St. Andrew Place                                                             Santa Ana                   California
489 Fifth Avenue - 12 East 42nd Street                                                New York                    New York
101 North Wolf Road                                                                   Hillside                    Illinois
821 Sequoia Drive                                                                    Harrisburg                 Pennsylvania
Various                                                                               Various                     Various
745-795 Mix Avenue                                                                     Hamden                   Connecticut
480 Main Street                                                                      West Haven                 Connecticut
3 & 19 Evergreen Avenue                                                                Hamden                   Connecticut
1-262 Ridgefield Drive                                                               Middletown                 Connecticut
724 Savin Avenue                                                                     West Haven                 Connecticut
2420 Whitney Avenue                                                                    Hamden                   Connecticut
9450 Palm Circle North                                                             Pembroke Pines                 Florida
1460 South Harbor Boulevard                                                           Anaheim                    California
13920 Hoover Street                                                                 Westminster                  California
1275 Southwest 46th Avenue                                                         Pompano Beach                  Florida
3501 St. Paul Street                                                                 Baltimore                    Maryland
12129-12135 Jefferson Avenue                                                        Newport News                  Virginia
1200 South Avenue                                                                  Staten Island                  New York
2480 Foxhill Drive                                                                   Miamisburg                     Ohio
Various                                                                               Various                     Various
1600-1723 Telluride and 1600-1719 Steamboat Lanes                                     Columbia                    Missouri
2501 South Providence Road                                                            Columbia                    Missouri
1017-1043 Cooper Drive and 4001 Hyde Park Avenue                                      Columbia                    Missouri
19650 Pauling Drive                                                                Foothill Ranch                California
2027 Emmons Avenue                                                                    Brooklyn                    New York
1050 Ponce De Leon Avenue                                                             Atlanta                     Georgia
119-125 East College Avenue                                                          Salisbury                    Maryland
530, 532, 534 Fellowship Road                                                        Mt. Laurel                  New Jersey
Various                                                                               Various                     Various
2304-08 Locust Street                                                               Philadelphia                Pennsylvania
2321 Spruce Street                                                                  Philadelphia                Pennsylvania
128 S. 22nd Street                                                                  Philadelphia                Pennsylvania
280 S. 23rd Street                                                                  Philadelphia                Pennsylvania
2015-17 Locust Street                                                               Philadelphia                Pennsylvania
2019 Spruce Street                                                                  Philadelphia                Pennsylvania
2034-36 Pine Street                                                                 Philadelphia                Pennsylvania
2122 Pine Street                                                                    Philadelphia                Pennsylvania
2131-33 Pine Street                                                                 Philadelphia                Pennsylvania
420 S. 15th Street                                                                  Philadelphia                Pennsylvania
330 S. 17th Street                                                                  Philadelphia                Pennsylvania
735 Spruce Street                                                                   Philadelphia                Pennsylvania
1009-11 Spruce Street                                                               Philadelphia                Pennsylvania
1127 Spruce Street                                                                  Philadelphia                Pennsylvania
614 Pine Street                                                                     Philadelphia                Pennsylvania
623-25 Pine Street                                                                  Philadelphia                Pennsylvania
920 Clinton Street                                                                  Philadelphia                Pennsylvania
2009 Mt. Vernon Street                                                              Philadelphia                Pennsylvania
2219-21 Spring Garden                                                               Philadelphia                Pennsylvania
325 Pine Street                                                                     Philadelphia                Pennsylvania
532-34 Pine Street                                                                  Philadelphia                Pennsylvania
607-09 South 3rd Street                                                             Philadelphia                Pennsylvania
614 S. 3rd Street                                                                   Philadelphia                Pennsylvania
718-22 S. 7th Street                                                                Philadelphia                Pennsylvania
23011-23231 John R. Road/30-40 W. Nine Mile Road                                     Hazel Park                   Michigan
401, 501, and 549 West International Airport Rd                                      Anchorage                     Alaska
620/660,625/645 & 667 Auto Center Drive                                              Claremont                   California
18409 - 18463 Colima Road                                                         Rowland Heights                California
2629 Alisdale Drive                                                                    Toledo                       Ohio
501-581 Five Cities Drive                                                           Pismo Beach                  California
1989 Eastwood Road                                                                   Wilmington                North Carolina
7415 Midlothian Turnpike (Route 60)                                                   Richmond                    Virginia
3190 Tremont Avenue                                                              Bensalem Township              Pennsylvania
Various                                                                               Various                     Various
8101 & 8111 Balboa Avenue & 4465 & 75 Mercury St.                                    San Diego                   California
5440 & 5464 Morehouse Drive                                                          San Diego                   California
2027-35 Locust Street                                                               Philadelphia                Pennsylvania
9824-9930 National Blvd.                                                           Cheviot Hills                 California
701 E. University Drive                                                           College Station                  Texas
1465 Woodbury Avenue                                                                 Portsmouth                New Hampshire
2876-2984 Dale Boulevard                                                             Dale City                    Virginia
1050 Sansome Street                                                                San Francisco                 California
6300-6400 Westpark Drive                                                              Houston                      Texas
1271 Route 9                                                                      Wappinger Falls                 New York
1121-31 1/2 Santee Street                                                           Los Angeles                  California
131 River Road                                                                        Andover                  Massachusetts
1240-1294 University Avenue                                                          San Diego                   California
400 Sullivan Way                                                           West Trenton (Ewing Township)         New Jersey
1960 Bryant St./2727 Mariposa St./535 Florida St.                                  San Francisco                 California
3395 Spangler Drive                                                                  Lexington                    Kentucky
7500 & 7600 West Bell Road                                                            Glendale                    Arizona
605 Del Paso Street                                                                    Euless                      Texas
12855 NW 113th Court                                                                   Medley                     Florida
75-81 Higuera Street                                                              San Luis Obispo                California
1005 & 919 West Wheatland Road                                                         Dallas                      Texas
Various                                                                               Various                     Various
37 Sheafe Street                                                                       Boston                  Massachusetts
36-38 Lewis Street                                                                     Boston                  Massachusetts
120 Milk Street                                                                        Boston                  Massachusetts
2071 NW 86th Street & 8415 Franklin Avenue                                             Clive                        Iowa
195 Raritan Center Parkway                                                        Edison Township                New Jersey
10101 Slater Avenue                                                               Fountain Valley                California
4951-4995 East Kings Canyon Road                                                       Fresno                    California
45-105 Sockanossett Crossroads                                                        Cranston                  Rhode Island
4614 Pioneer Road                                                                  Balch Springs                   Texas
24 Beaver Street                                                                      Milford                  Massachusetts
Various                                                                               Various                     Various
957 67th Street                                                                       Brooklyn                    New York
88 Van Sicklen Street                                                                 Brooklyn                    New York
8785 Bay 16th Street                                                                  Brooklyn                    New York
7311 4th Avenue                                                                       Brooklyn                    New York
805 Aveneue O                                                                         Brooklyn                    New York
1946 70th Street                                                                      Brooklyn                    New York
7301 4th Avenue                                                                       Brooklyn                    New York
6050-6080 N. Marks Ave. & 2760 W. Bullard Ave.                                         Fresno                    California
616 NE 38th Street                                                                  Kansas City                   Missouri
1632 5th Street                                                                     Santa Monica                 California
12933 Laurel Bowie Road                                                                Laurel                     Maryland
1000 Justice Way                                                                      Abilene                      Texas
5202-28 Parkersburg Dr, 6908 Harwin Dr, 5701-5650 Savoy Dr                            Houston                      Texas
425 Commerce Drive                                                                Fort Washington               Pennsylvania
393 Manley Street                                                                 West Bridgewater             Massachusetts
175 Morristown Road                                                                Basking Ridge                 New Jersey
4747 Nesconset Highway                                                         Port Jefferson Station             New York
7200-7260 Mykawa Road                                                                 Houston                      Texas
4100 NW 16th Boulevard                                                              Gainesville                   Florida
505 Riverine Drive                                                                 Traverse City                  Michigan
6590 & 6596 Youree Drive (Route 1)                                                   Shreveport                  Louisiana
775 East Merritt Island Causeway                                                   Merritt Island                 Florida
One Buffalo Avenue                                                                    Concord                  North Carolina
1355 West Sand Lake Road                                                              Orlando                     Florida
1587, 1593, & 1597 Northeast Expressway                                               Atlanta                     Georgia
1102-1120 State Street; 2327 Brandywine Ave; 1103-1127 Albam                        Schenectady                   New York
30 Executive Avenue                                                               Edison Township                New Jersey
5400 Planz Road                                                                     Bakersfield                  California
743 Polk Street                                                                    San Francisco                 California
25054,71,100 Rue Versailles Dr & 25301-321 Montmarte Ct S.                       Royal Oak Township               Michigan
62 & 70 Garden Center Drive                                                          Broomfield                   Colorado
3366 John Knox Drive                                                                  Abilene                      Texas
Various                                                                               Various                     Various
3651, 3653 & 3655 Canton Highway                                                      Marietta                    Georgia
102, 103 & 104 Springfield Drive                                                     Woodstock                    Georgia
2050 45th St.                                                                     West Palm Beach                 Florida
100 Oxford Valley Road                                                             Falls Township               Pennsylvania
547-557 Flatbush Avenue                                                               Brooklyn                    New York
703 McKinney Avenue                                                                    Dallas                      Texas
2160 Centreville Road                                                                 Herndon                     Virginia
1922 & 1932 Tenth Ave. and 1105 & 1125 Mark Ct.                                       Newport                    Minnesota
3012 East Edison Road                                                                South Bend                   Indiana
6600 Hayvenhurst Avenue                                                               Van Nuys                   California
700 Industrial Boulevard                                                             Sugarland                     Texas
431 West Franklin Street                                                            Chapel Hill                North Carolina
1-5-7-9 South Maple Avenue                                                          East Orange                  New Jersey
Various                                                                               Various                     Various
25 James Street                                                                   South Toms River               New Jersey
29 Flint Road                                                                        Toms River                  New Jersey
7288 Greenwood Road                                                                  Shreveport                  Louisiana
625 Highway 231                                                                     Panama City                   Florida
100 Bridgewood Drive                                                                  LaGrange                    Georgia
1811 South Rainbow Boulevard                                                         Las Vegas                     Nevada
275 North Woodward Avenue                                                            Birmingham                   Michigan
10700 Corporate Drive & 12600 Exchange Drive                                          Stafford                     Texas
West Chicago Blvd.                                                                    Tecumseh                    Michigan
7230-7250 Wynnwood Lane                                                               Houston                      Texas
4990 Kearney Mesa Road                                                               San Diego                   California
435 West Mission Boulevard                                                             Pomona                    California
701-715 Lincoln Boulevard                                                              Venice                    California
1101-1107 North Cleveland Avenue                                                    Sioux Falls                 South Dakota
2330 North Alma School Road                                                           Chandler                    Arizona
2915 Bingle Road                                                                      Houston                      Texas
513-515 Hudson Street                                                                 New York                    New York
6714 Larimer Street                                                                   Houston                      Texas

                                                                                                                   % of
                                                                                                                 (Aggregate
                                                                              Original Balance    Cut-off Date  Initial Pool
         Crossed Loan Group                    Related Borrower                       ($)          Balance ($)    Balance
                                                                                 100000000.00     100000000.00    10.17
                                                                                  54000000.00      53769239.46     5.47
                                                                                  50890000.00      50722972.31     5.16
                                                                                  36000000.00      36000000.00     3.66
                                                                                  28320000.00      28320000.00     2.88
                                                                                  27000000.00      26856137.36     2.73
                                                                                  26500000.00      26476005.89     2.69
                                                                                  25258000.00      25177780.59     2.56
                                                                                  23500000.00      23412933.56     2.38
                                                Rubin, Ronald                     22600000.00      22583360.35     2.30
                                                                                  21990000.00      21917844.19     2.23
                                                                                  20000000.00      20000000.00     2.03
                                                                                  19700000.00      19656135.32     2.00
                                                Rubin, Ronald                     18750000.00      18736194.98     1.91
                                                                                  17500000.00      17443028.24     1.77






                                                Rubin, Ronald                     16600000.00      16587777.95     1.69
                                                                                  15500000.00      15485914.67     1.57
                                                                                  14000000.00      13992011.80     1.42
                                                Rubin, Ronald                     13850000.00      13839802.69     1.41
                                                Rubin, Ronald                     12300000.00      12290943.91     1.25
                                                                                  12200000.00      12173038.50     1.24
                                                                                  10800000.00      10763629.99     1.09
                                                Rubin, Ronald                     10700000.00      10692121.94     1.09
                                                                                  10575000.00      10568731.32     1.07



                                                                                   9200000.00       9132448.52     0.93
                                                                                   9000000.00       8964671.01     0.91
                                                                                   8900000.00       8894345.44     0.90
                                                                                   8550000.00       8530378.29     0.87
                                                                                   7750000.00       7712944.47     0.78
                                                                                   7640000.00       7608623.65     0.77
























                                                                                   7500000.00       7490240.33     0.76
                                                                                   7500000.00       7488235.06     0.76
                                                                                   7300000.00       7292233.18     0.74
                                                                                   7275000.00       7245710.65     0.74
                                                Rubin, Ronald                      7250000.00       7244662.06     0.74
                                                                                   7100000.00       7076999.60     0.72
                                                                                   6900000.00       6886177.46     0.70
                                                                                   6750000.00       6740837.22     0.69
                                                                                   6000000.00       5978285.83     0.61
   National Enterprises San Diego       Alexander, Roque De La Fuente              5980000.00       5956525.82     0.61


                                                Rubin, Ronald                      5950000.00       5945619.21     0.60
                                                                                   5800000.00       5774164.10     0.59
                                                                                   5700000.00       5692707.55     0.58
                                                Massry, Daniel                     5600000.00       5589453.69     0.57
                                                                                   5435000.00       5423287.68     0.55
                                                                                   5350000.00       5346781.32     0.54
                                                                                   5335000.00       5332311.20     0.54
                                                Massry, Daniel                     5300000.00       5290018.65     0.54
                                                                                   5000000.00       4993575.89     0.51
        Tage Associates, LP               Tagliente, Jr., Joseph D.                4800000.00       4791570.92     0.49
                                                                                   4685000.00       4678864.57     0.48
                                                                                   4665000.00       4656690.62     0.47
                                                                                   4600000.00       4594189.55     0.47
                                                                                   4600000.00       4562408.79     0.46
                                                                                   4500000.00       4491675.61     0.46
                                                                                   4500000.00       4483267.39     0.46
                                                                                   4500000.00       4473453.36     0.45
                                                                                   4400000.00       4379511.72     0.45
                                                                                   4300000.00       4294076.41     0.44
                                                                                   4130000.00       4113492.26     0.42



                                                                                   4120000.00       4112078.75     0.42
                                                                                   4050000.00       4025915.18     0.41
                                                                                   3950000.00       3944827.13     0.40
                                                                                   3900000.00       3897725.49     0.40
                                                                                   3900000.00       3897656.76     0.40
                                                                                   3850000.00       3841712.72     0.39
        Tage Associates, LP                  Tagliente, Joseph D.                  3800000.00       3793326.97     0.39
                                                                                   3800000.00       3778745.36     0.38







                                               Ganson, James W.                    3765000.00       3759878.45     0.38
                                                                                   3700000.00       3697728.78     0.38
                                                                                   3650000.00       3646614.87     0.37
                                                                                   3600000.00       3597700.72     0.37
                                                                                   3400000.00       3395556.83     0.35
        Equitable Portfolio                      Shaw, Dan K.                      3400000.00       3393772.16     0.35
                                                                                   3400000.00       3389582.21     0.34
                                                                                   3300000.00       3298243.84     0.34
                                                                                   3220000.00       3210439.36     0.33
                                                                                   3100000.00       3097182.94     0.31
        Equitable Portfolio                      Shaw, Dan K.                      3100000.00       3094321.67     0.31
                                                                                   3100000.00       3084754.28     0.31
                                                                                   3050000.00       3038294.78     0.31
                                                                                   3000000.00       2998320.98     0.30
                                                                                   3000000.00       2996427.21     0.30
                                                                                   3000000.00       2994005.41     0.30
                                                                                   2900000.00       2896452.39     0.29
                                                                                   2900000.00       2896234.26     0.29
                                                                                   2725000.00       2714045.16     0.28
                                                                                   2700000.00       2691983.31     0.27
                                               Ganson, James W.                    2525000.00       2521636.87     0.26
                                                                                   2500000.00       2490221.82     0.25
                                                                                   2475000.00       2466561.04     0.25
                                                                                   2400000.00       2398518.90     0.24
                                                                                   2400000.00       2392793.92     0.24
                                                                                   2400000.00       2390995.00     0.24


                                                                                   2400000.00       2386966.84     0.24
                                                                                   2300000.00       2291676.23     0.23
                                                                                   2250000.00       2246689.70     0.23
                                                                                   2200000.00       2184089.22     0.22
                                                                                   2175000.00       2170633.20     0.22
                                                                                   2131500.00       2128514.01     0.22
                                                                                   2000000.00       1998830.40     0.20
                                                                                   2000000.00       1996119.35     0.20
        Equitable Portfolio                      Shaw, Dan K.                      1987500.00       1983859.46     0.20
                                                                                   1940000.00       1936235.78     0.20
                                                                                   1900000.00       1892054.72     0.19
                                                                                   1850000.00       1842019.61     0.19


                                                                                   1800000.00       1795090.51     0.18
                                                                                   1725000.00       1717786.56     0.17
                                                                                   1700000.00       1696886.08     0.17
                                                                                   1650000.00       1641645.27     0.17
                                                                                   1600000.00       1596721.00     0.16
        Equitable Portfolio                      Shaw, Dan K.                      1575000.00       1572115.03     0.16
                                                                                   1451000.00       1448750.30     0.15
        Equitable Portfolio                      Shaw, Dan K.                      1425000.00       1422389.80     0.14
   National Enterprises San Diego       Alexander, Roque De LA Fuente              1400000.00       1391711.55     0.14
                                                                                   1390000.00       1386164.30     0.14
                                                                                   1300000.00       1297500.56     0.13
                                                                                   1200000.00       1193707.50     0.12
                                                                                   1100000.00       1098610.55     0.11
                                                                                   1087500.00       1082626.33     0.11
                                                                                    970000.00        968386.52     0.10
         Equitable Portolio                      Shaw, Dan K.                       640000.00        638827.72     0.06

   Cumulative                     Interest                                               Original     Remaining        Original
  % of Initial      Mortgage       Accrual                                               Term to       Term to       Amortization
  Pool Balance        Rate         Method                 Amortization Type              Maturity     Maturity           Term
                                                                                          (Mos.)       (Mos.)           (Mos.)

     10.17           6.56000    Actual / 360     Interest Only, Then Hyperamortizing       120           117             378
     15.64           7.03000    Actual / 360                   Balloon                     120           115             360
     20.79           7.18000      30 / 360                     Balloon                     198           193             243
     24.45           7.80000    Actual / 360       Interest Only, Then Amortizing          120           114             360
     27.33           7.66000    Actual / 360       Interest Only, Then Amortizing          120           119             360
     30.06           7.37500    Actual / 360              Fully Amortizing                 240           237             240
     32.76           7.62500    Actual / 360               Hyperamortizing                 121           120             309
     35.32           7.62000    Actual / 360                   Balloon                     120           117             300
     37.70           7.82000    Actual / 360                   Balloon                     120           115             360
     39.99           6.77300    Actual / 360                   Balloon                     120           119             360
     42.22           7.18000      30 / 360                     Balloon                     198           193             243
     44.26           7.23000    Actual / 360       Interest Only, Then Amortizing          120           116             360
     46.25           9.03000    Actual / 360                   Balloon                     266           263             311
     48.16           6.77300    Actual / 360                   Balloon                     120           119             360
     49.93           7.58000    Actual / 360                   Balloon                     120           116             360






     51.62           6.77300    Actual / 360                   Balloon                     120           119             360
     53.19           8.00000    Actual / 360               Hyperamortizing                 120           119             300
     54.62           7.75000    Actual / 360                   Balloon                     120           119             360
     56.02           6.77300    Actual / 360                   Balloon                     120           119             360
     57.27           6.77300    Actual / 360                   Balloon                     120           119             360
     58.51           7.43000      30 / 360                     Balloon                     300           295
     59.61           7.37500    Actual / 360                   Balloon                     120           116             360
     60.69           6.77300    Actual / 360                   Balloon                     120           119             360
     61.77           7.61000    Actual / 360                   Balloon                     120           119             360



     62.70           7.25000    Actual / 360                   Balloon                     240           235             275
     63.61           7.50000    Actual / 360                   Balloon                     120           115             360
     64.51           7.35000    Actual / 360                   Balloon                     144           143             360
     65.38           7.00000    Actual / 360                   Balloon                     120           117             360
     66.16           7.25000    Actual / 360                   Balloon                     120           114             360
     66.94           7.25000    Actual / 360                   Balloon                     120           115             360
























     67.70           7.96000    Actual / 360                   Balloon                     120           118             360
     68.46           7.92000    Actual / 360                   Balloon                     180           179             240
     69.20           8.30000    Actual / 360                   Balloon                     120           119             276
     69.94           7.36000    Actual / 360                   Balloon                     120           115             360
     70.68           6.77300    Actual / 360                   Balloon                     120           119             360
     71.40           7.61000    Actual / 360                   Balloon                     120           116             360
     72.10           8.12500    Actual / 360               Hyperamortizing                 120           118             300
     72.78           7.76000    Actual / 360                   Balloon                     120           118             360
     73.39           7.95000    Actual / 360                   Balloon                     120           115             360
     73.99           7.50000    Actual / 360                   Balloon                     120           115             360


     74.60           6.77300    Actual / 360                   Balloon                     120           119             360
     75.19           6.80000    Actual / 360                   Balloon                     120           115             360
     75.76           8.04000    Actual / 360                   Balloon                     120           118             360
     76.33           7.88000    Actual / 360                   Balloon                     120           117             360
     76.88           7.69000    Actual / 360                   Balloon                     120           118             300
     77.43           7.55510    Actual / 360                   Balloon                     120           119             360
     77.97           8.19000    Actual / 360                   Balloon                     120           119             360
     78.51           7.88000    Actual / 360                   Balloon                     120           117             360
     79.02           8.02000    Actual / 360                   Balloon                     119           117             360
     79.50           8.75000    Actual / 360              Fully Amortizing                 216           215             216
     79.98           7.93000    Actual / 360                   Balloon                     120           118             360
     80.45           8.12000    Actual / 360                   Balloon                     120           117             360
     80.92           8.10000    Actual / 360                   Balloon                     120           118             360
     81.38           6.80000    Actual / 360                   Balloon                     120           116             240
     81.84           6.25000    Actual / 360                   Balloon                     120           118             360
     82.30           7.80000    Actual / 360                   Balloon                     120           115             360
     82.75           7.65000    Actual / 360              Fully Amortizing                 180           178             180
     83.20           7.85000    Actual / 360                   Balloon                     120           116             300
     83.63           7.69000    Actual / 360                   Balloon                     120           118             360
     84.05           7.40000    Actual / 360                   Balloon                     120           115             360



     84.47           7.79000    Actual / 360                   Balloon                     120           117             360
     84.88           7.47000    Actual / 360                   Balloon                     120           115             300
     85.28           7.93000    Actual / 360                   Balloon                     120           118             360
     85.68           7.67000    Actual / 360                   Balloon                     120           119             360
     86.07           7.56000    Actual / 360                   Balloon                     120           119             360
     86.46           7.29000    Actual / 360                   Balloon                     120           117             360
     86.85           8.75000    Actual / 360              Fully Amortizing                 216           215             216
     87.23           7.00000    Actual / 360              Fully Amortizing                 240           237             240







     87.62           7.75000    Actual / 360                   Balloon                     120           118             360
     87.99           7.48000    Actual / 360                   Balloon                     120           119             360
     88.36           7.90000    Actual / 360                   Balloon                     120           119             300
     88.73           7.33000    Actual / 360                   Balloon                     120           119             360
     89.07           7.94000    Actual / 360                   Balloon                     120           118             360
     89.42           8.00000    Actual / 360                   Balloon                     120           117             360
     89.76           7.95000    Actual / 360                   Balloon                     120           116             360
     90.10           8.00000    Actual / 360                   Balloon                     120           119             360
     90.42           8.00000    Actual / 360                   Balloon                     240           237             300
     90.74           8.00000    Actual / 360                   Balloon                     120           119             300
     91.05           8.00000    Actual / 360                   Balloon                     120           117             360
     91.37           6.25000    Actual / 360                   Balloon                     120           115             360
     91.68           7.62500    Actual / 360                   Balloon                     120           115             360
     91.98           7.82000    Actual / 360                   Balloon                     132           131             360
     92.29           8.37500    Actual / 360                   Balloon                     120           118             360
     92.59           8.14000    Actual / 360                   Balloon                     120           118             300
     92.89           8.25000    Actual / 360                   Balloon                     120           118             360
     93.18           7.97000    Actual / 360                   Balloon                     120           118             360
     93.46           7.80000    Actual / 360                   Balloon                     237           234             267
     93.73           8.00000    Actual / 360                   Balloon                     240           237             300
     93.99           7.85000    Actual / 360                   Balloon                     120           118             360
     94.24           7.52000    Actual / 360                   Balloon                     120           115             360
     94.49           7.30000    Actual / 360                   Balloon                     120           116             360
     94.73           7.46000    Actual / 360                   Balloon                     120           119             360
     94.98           7.50000    Actual / 360                   Balloon                     120           116             375
     95.22           7.75000    Actual / 360                   Balloon                     120           115             360


     95.46           6.75000    Actual / 360                   Balloon                     240           236             300
     95.70           7.95000    Actual / 360                   Balloon                     120           115             360
     95.92           7.37500    Actual / 360                   Balloon                     120           118             360
     96.15           7.90000    Actual / 360              Fully Amortizing                 240           236             240
     96.37           7.60000    Actual / 360                   Balloon                     120           117             360
     96.58           7.61000    Actual / 360                   Balloon                     120           118             360
     96.79           7.66000    Actual / 360                   Balloon                     120           119             360
     96.99           7.75000    Actual / 360                   Balloon                     120           117             360
     97.19           8.00000    Actual / 360                   Balloon                     120           117             360
     97.39           7.75000    Actual / 360                   Balloon                     120           117             360
     97.58           7.15000    Actual / 360                   Balloon                     120           115             360
     97.77           8.40000    Actual / 360                   Balloon                     120           116             300


     97.95           8.47000    Actual / 360                   Balloon                     120           117             300
     98.13           7.15000    Actual / 360                   Balloon                     120           115             360
     98.30           8.00000    Actual / 360                   Balloon                     120           117             360
     98.46           7.25000    Actual / 360                   Balloon                     120           116             300
     98.63           7.99000    Actual / 360                   Balloon                     120           118             300
     98.79           8.00000    Actual / 360                   Balloon                     120           117             360
     98.93           8.00000    Actual / 360              Fully Amortizing                 240           239             240
     99.08           8.00000    Actual / 360                   Balloon                     120           117             360
     99.22           7.50000    Actual / 360                   Balloon                     120           115             300
     99.36           7.92000    Actual / 360              Fully Amortizing                 180           179             180
     99.49           7.79000    Actual / 360                   Balloon                     120           117             360
     99.61           7.00000    Actual / 360                   Balloon                     120           116             300
     99.73           8.10000    Actual / 360                   Balloon                     120           118             360
     99.84           8.12500    Actual / 360                   Balloon                     120           116             300
     99.94           8.41000    Actual / 360                   Balloon                     120           117             360
     100.00          8.00000    Actual / 360                   Balloon                     120           117             360

     Remaining
   Amortization                                                                                                      Underwritten
       Term         Maturity or                 Prepayment                      Monthly         Underwritten Net       NCF DSCR
      (Mos.)            ARD                      Provision                  Payment ($) (1)       Cash Flow ($)           (x)
        378            3/1/09    Lock/28_Defeasance/89_0%/3                    632,921.01          12,209,304            1.61
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    364,040.37           5,058,498            1.24
        238           7/10/15    Lock/29_Defeasance/166_0%/3                   337,500.00           4,050,000            1.00
        360           12/10/08   Lock/30_Defeasance/87_0%/3                    261,936.01           3,775,426            1.20
        360           5/10/09    Lockout/25_Defeasance/92_0%/3                 203,341.41           3,034,867            1.24
        237           3/10/19    Lock/27_Defeasance/213                        217,279.11           3,000,000            1.15
        308            6/1/09    Lockout/48_Defeasance/72_0%/1                 197,992.37           4,949,874            2.08
        297           3/10/09    Lock/27_Defeasance/90_0%/3                    190,519.37           2,805,678            1.23
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    171,333.43           2,548,823            1.24
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 148,449.76           2,733,048            1.53
        238           7/10/15    Lock/29_Defeasance/166_0%/3                   145,833.00           1,750,000            1.00
        360           2/10/09    Lock/28_Defeasance/89_0%/3                    137,564.29           2,055,880            1.25
        308            5/1/21    Lockout/28_Defeasance/235_0%/3                166,046.34           1,995,280            1.00
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 123,160.75           2,328,181            1.58
        356           2/10/09    Lockout/28_Defeasance/89_0%/3                 124,623.58           1,848,143            1.24
                                                                                                     522,598
                                                                                                     114,906
                                                                                                     52,714
                                                                                                     946,197
                                                                                                     78,861
                                                                                                     132,867
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 109,038.32           2,039,155            1.56
        299            5/1/09    Lockout/47_Defeasance/72_0%/1                 120,863.11           2,188,516            1.51
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 101,418.76           1,438,140            1.18
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 90,974.74            1,702,538            1.56
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 80,793.45            1,547,489            1.60
        295           1/10/24    Lock/29_Defeasance/265_0%/6                   80,864.27             980,075             1.01
        356           2/10/09    Lock/28_Defeasance/92                         75,368.35            1,317,888            1.46
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 70,283.73            1,327,218            1.57
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 75,567.24            1,144,030            1.26
                                                                                                     317,289
                                                                                                     632,886
                                                                                                     193,855
        270           1/10/19    Lock/29_Defeasance/205_0%/6                   69,295.06            1,063,326            1.28
        355           1/10/09    Lock/29_Defeasance/88_0%/3                    63,596.93            1,060,958            1.39
        359           5/10/11    Lockout/25_Defeasance/116_0%/3                61,984.14             975,000             1.31
        357           3/10/09    Lock/27_Defeasance/93                         57,485.03             831,398             1.29
        354           12/10/08   Lock/30_Defeasance/84_0%/6                    53,425.30             824,739             1.29
        355           1/10/09    Lock/29_Defeasance/88_0%/3                    52,661.04             943,094             1.49
                                                                                                     68,184
                                                                                                     34,592
                                                                                                     30,750
                                                                                                     23,766
                                                                                                     70,837
                                                                                                     43,491
                                                                                                     30,973
                                                                                                     33,928
                                                                                                     53,996
                                                                                                     22,094
                                                                                                     22,731
                                                                                                     26,247
                                                                                                     46,645
                                                                                                     33,521
                                                                                                     24,333
                                                                                                     64,570
                                                                                                     41,687
                                                                                                     24,707
                                                                                                     46,852
                                                                                                     30,950
                                                                                                     64,990
                                                                                                     28,980
                                                                                                     38,028
                                                                                                     36,242
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 55,439.50             817,316             1.26
        239           5/10/14    Lockout/25_Defeasance/152_0%/3                62,914.94             962,167             1.27
        275           5/10/09    Lockout/25_Defeasance/94_0%/1                 59,941.54             899,280             1.25
        355           1/10/09    Lock/29_Defeasance/91                         50,699.13             879,423             1.45
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 47,622.16             914,746             1.60
        356           2/10/09    Lock/28_Defeasance/89_0%/3                    50,710.58             755,591             1.24
        298            4/1/09    Lockout/48_Defeasance/71_0%/1                 54,381.86            1,052,710            1.61
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 48,941.21             749,502             1.28
        355           1/10/09    Lock/29_Defeasance/88_0%/3                    44,296.22             697,300             1.36
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    42,256.63             684,925             1.35
                                                                                                     322,331
                                                                                                     362,594
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 39,083.01             740,540             1.58
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    38,191.34             646,826             1.41
        358           4/10/09    Lockout/26_Defeasance/94                      42,457.95             647,239             1.54
        357           3/10/09    Lock/27_Defeasance/90_0%/3                    41,082.44             618,958             1.26
        298           4/10/09    Lockout/26_Defeasance/94                      41,244.70             672,883             1.36
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 38,024.61             527,453             1.25
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 40,313.89             617,307             1.28
        357           3/10/09    Lock/27_Defeasance/90_0%/3                    38,881.60             601,430             1.33
        358           3/10/09    Lockout/26_Defeasance/87_0%/6                 37,172.70             560,177             1.26
        215            5/1/17    Lockout/48_Defeasance/132_0%/36               44,595.75             707,421             1.32
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 34,531.56             540,491             1.30
        357           3/10/09    Lockout/27_Defeasance/90_0%/3                 35,018.68             523,615             1.25
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 34,460.83             541,892             1.31
        236           2/10/09    Lock/28_Defeasance/92                         35,378.17             511,019             1.20
        358           4/10/09    Lockout/26_Defeasance/94                      27,978.10             478,657             1.43
        355           1/10/09    Lock/29_Defeasance/88_0%/3                    32,745.06             453,735             1.30
        178           4/10/14    Lockout/26_Defeasance/148_0%/6                42,393.80             657,550             1.29
        296           2/10/09    Lock/28_Defeasance/89_0%/3                    33,847.89             528,839             1.30
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 30,965.60             469,484             1.26
        355           1/10/09    Lock/29_Defeasance/88_0%/3                    28,896.46             432,519             1.25
                                                                                                     96,051
                                                                                                     64,675
                                                                                                     271,793
        357           3/10/09    Lockout/27_Defeasance/93_0%/0                 29,962.97             441,741             1.23
        295           1/10/09    Lock/29_Defeasance/85_0%/6                    30,133.70             455,371             1.26
        358           4/10/09    Lockout/26_Defeasance/94                      29,114.12             454,631             1.30
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 28,032.93             404,798             1.51
        359           5/10/09    Lockout/25_Defeasance/95                      27,732.24             487,585             1.47
        357            3/1/09    Lockout/28_Defeasance/92                      26,653.83             441,150             1.57
        215            5/1/17    Lockout/48_Defeasance/132_0%/36               35,304.97             591,405             1.40
        237           3/10/19    Lock/27_Defeasance/207_0%/6                   29,702.05             530,937             1.49
                                                                                                     97,742
                                                                                                     44,936
                                                                                                     108,779
                                                                                                     108,952
                                                                                                     43,242
                                                                                                     39,062
                                                                                                     88,224
        358           4/10/09    Lockout/26_Defeasance/94                      27,271.80             391,037             1.19
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 26,103.33             428,811             1.37
        299           5/10/09    Lockout/25_Defeasance/95                      28,215.27             437,833             1.29
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 25,022.28             361,465             1.20
        358           4/10/09    Lockout/26_Defeasance/94                      25,084.35             375,669             1.25
        357           3/10/09    Lock/27_Defeasance/90_0%/3                    25,232.22             328,832             1.30
        356           2/10/09    Lock/28_Defeasance/89_0%/3                    25,098.05             391,684             1.30
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 24,489.49             373,505             1.27
        297           3/10/19    Lock/27_Defeasance/210_0%/3                   25,108.95             389,911             1.29
        299           5/10/09    Lockout/25_Defeasance/95                      24,172.62             361,964             1.25
        357           3/10/09    Lock/27_Defeasance/90_0%/3                    23,005.85             331,776             1.25
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    19,269.42             474,622             2.05
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    21,818.77             329,619             1.26
        359           5/10/10    Lockout/25_Defeasance/104_0%/3                21,880.69             328,079             1.25
        358           4/10/09    Lock/26_Defeasance/91_0%/3                    23,065.18             321,732             1.45
        298           4/10/09    Lockout/26_Defeasance/88_0%/6                 23,674.81             347,344             1.22
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 22,036.14             285,198             1.35
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 21,457.18             322,775             1.25
        264           12/10/18   Lockout/27_Defeasance/207_0%/3                21,733.56             263,776             1.01
        297           3/10/19    Lock/27_Defeasance/210_0%/3                   21,054.09             318,921             1.26
        358           4/10/09    Lockout/26_Defeasance/94                      18,467.98             269,257             1.21
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    17,700.69             290,970             1.37
        356           2/10/09    Lock/28_Defeasance/92                         17,143.29             279,043             1.36
        359           5/10/09    Lockout/25_Defeasance/92_0%/3                 16,898.43             290,015             1.43
        371           2/10/09    Lock/28_Defeasance/89_0%/3                    16,781.15             242,859             1.21
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    17,379.51             270,159             1.30
                                                                                                     270,159
                                                                                                        0
        296           2/10/19    Lock/28_Defeasance/206_0%/6                   16,727.73             277,557             1.38
        355           1/10/09    Lock/29_Defeasance/88_0%/3                    16,980.22             254,291             1.25
        358           4/10/09    Lockout/26_Defeasance/91_0%/3                 15,707.78             291,179             1.54
        236           2/10/19    Lock/28_Defeasance/209_0%/3                   18,417.85             385,666             1.74
        357           3/10/09    Lock/27_Defeasance/93                         15,527.32             281,157             1.51
        358           4/10/09    Lockout/26_Defeasance/94                      15,229.93             222,627             1.22
        359           5/10/09    Lockout/25_Defeasance/95                      14,361.82             217,166             1.26
        357           3/10/09    Lockout/27_Defeasance/90_0%/3                 14,488.74             216,504             1.25
        357           3/10/09    Lock/27_Defeasance/90_0%/3                    14,749.72             224,786             1.27
        357           3/10/09    Lockout/27_Defeasance/90_0%/3                 14,054.08             218,779             1.30
        355           1/10/09    Lock/29_Defeasance/91                         12,965.34             243,779             1.57
        296           2/10/09    Lock/28_Defeasance/89_0%/3                    14,920.72             234,549             1.31
                                                                                                     127,803
                                                                                                     106,746
        297           3/10/09    Lock/27_Defeasance/90_0%/3                    14,612.07             218,412             1.25
        355           1/10/09    Lock/29_Defeasance/85_0%/6                    11,771.16             176,142             1.25
        357           3/10/09    Lockout/27_Defeasance/90_0%/3                 12,616.11             185,091             1.22
        296           2/10/09    Lock/28_Defeasance/92                         12,036.13             202,129             1.40
        298           4/10/09    Lockout/26_Defeasance/91_0%/3                 12,464.16             190,794             1.28
        357           3/10/09    Lock/27_Defeasance/90_0%/3                    11,688.46             169,601             1.25
        239           5/10/19    Lockout/25_Defeasance/212_0%/3                12,245.48             147,025             1.00
        357           3/10/09    Lockout/27_Defeasance/90_0%/3                 10,575.27             116,666             1.07
        295           1/10/09    Lock/29_Defeasance/85_0%/6                    10,444.39             285,563             2.28
        179           5/10/14    Lockout/25_Defeasance/154_0%/1                13,315.50             200,498             1.25
        357           3/10/09    Lock/27_Defeasance/90_0%/3                     9,454.34             146,730             1.29
        296           2/10/09    Lock/28_Defeasance/89_0%/3                     8,557.73             135,955             1.32
        358           4/10/09    Lockout/26_Defeasance/94                       8,240.63             134,297             1.36
        296           2/10/09    Lockout/28_Defeasance/89_0%/3                  8,567.42             135,728             1.32
        357           3/10/09    Lock/27_Defeasance/87_0%/6                     7,483.14             113,159             1.26
        357           3/10/09    Lockout/27_Defeasance/90_0%/3                  4,749.59             56,927              1.25

                                                                     Units,Beds,
   Cut-off Date             Year                   Year                 Rooms,        Unit           Current
      LTV (%)               Built                Renovated               SqFt      Description      Occupancy %
       62.50                1973                                         156194       Sq Ft            100
       74.47              1968/1990              1990/1998               458430       Sq Ft             97
       98.30            1992, 96, 98                                     396460       Sq Ft            100
       66.06             1985/86/87                                      422385       Sq Ft             98
       80.00              1997-1998                                      263452       Sq Ft            100
       89.52              1998-1999                                       75709       Sq Ft            100
       47.36                1977                 1997/1998                  528       Rooms             70
       74.48              1964-1966                                         977       Units             94
       61.66                1916                   1984                  163400       Sq Ft             99
       59.90           1967/1989/1990                                       522       Units             94
       98.29                1991                   1995                  171330       Sq Ft            100
       55.25                1972                                         149872       Sq Ft             96
       91.00                1998                                          92035       Sq Ft            100
       70.70           1970/1972/1981                                       562       Units             93
       76.99               Various                Various                   528       Units
                            1968                                            135       Units             99
                            1960                                             39       Units             95
                            1970                                             15       Units            100
                            1977                                            262       Units             98
                            1967                                             30       Units            100
                        Early 1960's                                         47       Units            100
       67.84                1989                                            348       Units             95
       49.95              1987/1988            1998/Ongoing                 467       Rooms             74
       77.73                1986                     N                      311       Units            100
       62.06                1986                                            384       Units             96
       72.30                1951                   1996                     507       Units             96
       98.99                 NAP                                         453024       Sq Ft            100
       67.27                1997                                          76077       Sq Ft            100
       73.74                1986                                            360       Units             89
       73.65               Various                Various                   245       Units
                          1989-1991                                          64       Units             98
                          1994-1996                1998                     143       Units             99
                          1987-1991                                          38       Units             97
       68.67                1998                                         125225       Sq Ft            100
       70.59              1996/1997                                       53886       Sq Ft            100
       79.06                1925                   1995                     201       Units            100
       71.90               1998-99                                        86424       Sq Ft             91
       74.16                1984                   1997                   86331       Sq Ft            100
       79.67               Various                Various                   199       Units
                         Circa 1880             1997, 1998                   15       Units            100
                         Circa 1880              1990,1997                    6       Units            100
                         Circa 1880                1991                       8       Units            100
                         Circa 1880                1988                       6       Units            100
                         Circa 1880           1986,1989,1997                 17       Units            100
                         Circa 1880                1990                       8       Units            100
                         Circa 1880              1986,1997                    6       Units            100
                         Circa 1880              1989,1997                    5       Units            100
                         Circa 1880              1987,1997                   10       Units            100
                         Circa 1880              1988,1990                    6       Units            100
                         Circa 1880           1986,1990,1997                  6       Units            100
                         Circa 1880                1997                       6       Units            100
                         Circa 1880              1988,1997                   12       Units            100
                         Circa 1880                1997                       8       Units            100
                         Circa 1880              1993,1995                    6       Units            100
                         Circa 1880                1989                      11       Units            100
                         Circa 1880                1992                       8       Units            100
                         Circa 1880                1990                       5       Units            100
                         Circa 1880              1996-1997                   12       Units            100
                         Circa 1880                1993                       6       Units            100
                         Circa 1880                1997                      11       Units            100
                         Circa 1880                1997                       6       Units            100
                         Circa 1880                1993                       6       Units            100
                         Circa 1880              1992&1997                    9       Units            100
       73.10                1970                  1992/93                 97869       Sq Ft             88
       71.32              1975/1984                                      188385       Sq Ft             97
       59.72              1986,1992                                      108533       Sq Ft            100
       71.74                1995                                          42149       Sq Ft            100
       71.73                1952                   1996                     504       Units             96
       73.72                1989                                         112762       Sq Ft             94
       66.53              1995-1996                                         120       Rooms             73
       74.90                1982                                         184894       Sq Ft             87
       74.56                1975                   1996                   72000       Sq Ft            100
       70.91               Various                Various                 81609       Sq Ft
                         Circa 1977                                       29848       Sq Ft            100
                         Circa 1984                                       51761       Sq Ft            100
       70.78                1928                   1996                      88       Units             97
       68.33                1968                                          51244       Sq Ft             88
       61.75           1973,1982,1986                                     72553       Sq Ft            100
       73.55          1853, 1978, 1995                                   179864       Sq Ft            100
       74.80                1968                   1998                   90651       Sq Ft             95
       68.23                1906             1961-62 & 1981-84            31537       Sq Ft             97
       69.25                1970                                         208736       Sq Ft             89
       73.54                1983                                         106079       Sq Ft             93
       75.32               1920's                  1990                   17760       Sq Ft            100
       54.45                1981                1988 & 1991                 180       Rooms             78
       73.11                1987                                          27975       Sq Ft            100
       74.21            1952 & 1970's           1995 & 1998              154098       Sq Ft            100
       62.08          1920's to 1940's           1997-1999                55559       Sq Ft            100
       79.35                1984           1994/1995, 1998-2000             193       Units             90
       74.99                1998                                          32493       Sq Ft            100
       83.86                1967                                            235       Units             96
       47.09                1999                                          96000       Sq Ft            100
       65.37               1989-90                                        49704       Sq Ft             98
       78.79                1965                 1998-1999                  220       Units             95
       75.55               Various                Various                    24       Units
                            1897                   1990                       8       Units            100
                            1903                   1990                       4       Units            100
                         1894, 1909                1994                      12       Units            100
       79.54              1968/1971                                         154       Units            100
       74.55             1970 & 1987                                     114268       Sq Ft            100
       71.08                1979                                          58562       Sq Ft             98
       57.37                1991                                         154647       Sq Ft             86
       69.98         1950's & 1983-1987            1995                   92737       Sq Ft             95
       69.73              1981-1986                1995                     147       Units             95
       59.27                1989                                             93       Rooms             85
       64.59               Various                Various                   187       Units
                            1925                   1988                      32       Units            100
                            1922                   1988                      20       Units             95
                            1925                   1988                      32       Units             94
                            1925                   1988                      35       Units            100
                            1925                   1988                      20       Units             85
                            1925                   1988                      16       Units            100
                            1925                   1988                      32       Units             97
       79.16                1978                                             90       Units             97
       78.68                1974                   1998                     144       Units             95
       70.81                1988                   1998                   17107       Sq Ft            100
       79.07                1965                 1986-1988                  120       Units             91
       79.90                1982                                            172       Units            100
       57.87          1965, 66, 68, 69                                   163512       Sq Ft             90
       74.50               60s/70s                 1998                   33700       Sq Ft            100
       68.71                1974                                         126952       Sq Ft            100
       68.31                1987                                          26280       Sq Ft            100
       70.39                1986                                          46346       Sq Ft            100
       67.71             1971, 1974                                      239223       Sq Ft            100
       56.09                1982                                          46038       Sq Ft            100
       75.96                1989                                             80       Units             98
       74.96               1998-99                                        29000       Sq Ft            100
       70.48                1988                                          35564       Sq Ft             82
       74.85                1839                   1988                     102       Units             90
       59.70                1999                                          18000       Sq Ft             78
       72.41              1968-1969             1997 & 1998               51388       Sq Ft            100
       97.80                1998                                          12240       Sq Ft            100
       74.78                1974                 1991,1992                89178       Sq Ft            100
       78.80                1988                                             62       Units             95
       67.30                1908                   1996                      61       Units            100
       78.06               Mid 60s                                           84       Units             98
       77.37                1971                   1994                      79       Units            100
       75.96                1998                    N/A                   23500       Sq Ft            100
       78.78               Various                Various                 35798       Sq Ft
                      1988, 1989 & 1990            1995                   18118       Sq Ft             93
                         1987,89,91                                       17680       Sq Ft             96
       72.88                1998                                          15120       Sq Ft            100
       73.93                1988                                          24832       Sq Ft             94
       74.89                1930                                             62       Units            100
       34.13                1896                   1982                  119473       Sq Ft             94
       74.85               1993/94                                        13074       Sq Ft            100
       70.95              1970-1971          1991, 1994, 1998                96       Units            100
       68.93                1972              1997 & Ongoing                142       Units             86
       79.05             1965, 1996                                          62       Units             98
       74.86                1979                                          90400       Sq Ft            100
       69.15          1945, 1980 & 1981            1979                   27158       Sq Ft            100
       68.06            Early-mid 20s                                        99       Units             99
       65.79               Various                Various                 48122       Sq Ft
                            1982                                          26922       Sq Ft             96
                            1981                                          21200       Sq Ft             96
       72.38                1984                   1995                  137736       Sq Ft            100
       74.69                1968                   1975                   52363       Sq Ft            100
       73.78                1982                                             81       Units             97
       59.70                1993                                          15352       Sq Ft             96
       65.98               1930's               1996 & 1997               11409       Sq Ft            100
       72.53                1978                                          66700       Sq Ft            100
       82.79                1998                                          10972       Sq Ft            100
       48.98                1972                                          84872       Sq Ft             87
       43.49              1979-1981                                       12956       Sq Ft            100
       69.31                1958                                          25096       Sq Ft             94
       70.14                1985                                          10981       Sq Ft            100
       68.21                1979                                             72       Units             92
       67.61                1987                                          21030       Sq Ft             95
       74.66                1980                                          28077       Sq Ft             90
       66.10                1987                                           2600       Sq Ft            100
       55.22                1972                                          46893       Sq Ft            100

   Current
  Occupancy                 Ownership                Earnout
     Date                   Interest                  Amount
   11/30/98                Fee Simple
   12/9/98                 Fee Simple                 3,500,000
   12/1/98                 Fee Simple
   11/9/98                 Fee Simple
   2/15/99                 Fee Simple
    4/7/98                 Fee Simple
   3/19/99                  Leasehold
   12/1/98                 Fee Simple
   11/1/98                 Fee Simple                   600,000
   2/28/99                 Fee Simple
   12/1/98                 Fee Simple
   11/1/98                 Fee Simple
   2/20/99                 Fee Simple
   3/31/99                 Fee Simple
                           Fee Simple
   10/23/98
   10/23/98
   10/23/98
   10/23/98
   10/23/98
   10/23/98
   2/28/99                 Fee Simple
    1/1/99                 Fee Simple
   2/28/99                  Leasehold
   2/28/99                 Fee Simple
   1/31/99                 Fee Simple
   2/25/99                 Fee Simple
   12/2/98                 Fee Simple
   2/28/99                 Fee Simple
                           Fee Simple
    3/1/99
    3/1/99
    3/1/99
   12/23/98                Fee Simple
   11/20/98                Fee Simple
   12/31/98                Fee Simple
    2/1/99                 Fee Simple                   550,000
   12/7/98                 Fee Simple
                           Fee Simple
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
    2/1/99                 Fee Simple                   180,000
   3/29/99                 Fee Simple
   2/10/99                 Fee Simple
   10/1/98        Both Fee Simple and Leasehold
   2/28/99                 Fee Simple
   11/30/98                Fee Simple
   11/30/98                Fee Simple
   1/27/99                 Fee Simple
   6/30/98                 Fee Simple                   200,000
                           Fee Simple
   11/1/98
   11/1/98
   2/28/99                 Fee Simple
   9/30/98                 Fee Simple
    2/1/99                 Fee Simple                 1,000,000
   11/12/98                Fee Simple
    2/1/99                 Fee Simple
    3/1/99                 Fee Simple                   400,000
   1/31/99                 Fee Simple
    2/9/99                 Fee Simple                   142,000
   12/8/98                 Fee Simple
   11/30/98                Fee Simple
    3/1/99        Both Fee Simple and Leasehold
    2/5/99                 Fee Simple
    2/1/99                 Fee Simple
   10/14/98                Fee Simple
   3/12/99                 Fee Simple
   10/30/98                Fee Simple                   500,000
   2/19/99                 Fee Simple
   12/15/98                Fee Simple
   2/22/99                 Fee Simple
                           Fee Simple
   11/11/98
   11/11/98
   10/30/98
    1/1/99                 Fee Simple
   11/19/98                Fee Simple
    3/1/99                 Fee Simple
   2/19/99                 Fee Simple                   800,000
   12/1/98                 Fee Simple
    2/8/99                 Fee Simple                   460,000
   11/1/98                 Fee Simple
                           Fee Simple
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
   11/1/98
    2/2/99                 Fee Simple
   2/12/99                 Fee Simple
   11/1/98                 Fee Simple
   2/28/99                 Fee Simple
   3/14/99                 Fee Simple
   10/23/98                Fee Simple                   558,000
   12/18/98                Fee Simple
    3/6/99                 Fee Simple
    1/1/99                 Fee Simple
   2/17/99                 Fee Simple
   10/23/98                Fee Simple                   115,000
   10/14/98                Fee Simple
   11/11/98                Fee Simple
   2/17/99                 Fee Simple
   12/16/98                Fee Simple                   600,000
   12/1/98                 Fee Simple
    2/1/99                 Fee Simple                   580,000
    1/1/99                 Fee Simple
   12/1/98                 Fee Simple
    2/1/99                 Fee Simple
    1/4/99                 Fee Simple
   11/1/98                 Fee Simple
   10/23/98                Fee Simple
   3/25/99                 Fee Simple
   9/29/98                 Fee Simple
                           Fee Simple
   10/1/98
   10/1/98
   1/29/99                 Fee Simple
   12/21/98                Fee Simple
   2/24/99                 Fee Simple
   12/1/98                 Fee Simple
   7/10/98                 Fee Simple
   1/31/99                 Fee Simple
   3/11/99                 Fee Simple
   12/30/98                Fee Simple
   10/23/98                Fee Simple
   12/8/98                 Fee Simple
   11/1/98                 Fee Simple
                           Fee Simple
   1/11/99
   1/11/99
   12/10/98                Fee Simple
   11/23/98                Fee Simple
   12/23/98                Fee Simple
   10/19/98                Fee Simple
   2/24/99                 Fee Simple
   10/23/98                Fee Simple                    49,000
   11/25/98                Fee Simple
   10/23/98                Fee Simple                   198,000
   12/1/98                 Fee Simple
    3/1/99                 Fee Simple
    1/1/99                 Fee Simple
   11/12/98                Fee Simple
   1/13/99                 Fee Simple
   12/15/98                Fee Simple
    2/1/99                 Fee Simple
   10/23/98                Fee Simple                   128,000